Document And Entity Information (USD $)	12 Months Ended
Dec. 31, 2011
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Entity Registrant Name	Changyou.com Ltd
Entity Central Index Key	0001458696
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Current Fiscal Year End Date	--12-31
Entity Filer Category	Accelerated Filer
Entity Well-known Seasoned Issuer	No
Entity Public Float	$ 0
Common Class A [Member]
Entity Common Stock, Shares Outstanding	20,733,250
Common Class B [Member]
Entity Common Stock, Shares Outstanding	84,290,000

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Assets
Cash and cash equivalents	$ 330,411	$ 351,027	[1],[2]
Accounts receivable, net	11,326	6,743	[2]
Short-term investments	17,560
Prepaid and other current assets (including $4,983 and $nil, respectively, of shareholder loan to an equity investee)	11,610	12,936	[2]
Due from Sohu		312	[2]
Total current assets	370,907	371,018	[2]
Non-current assets:
Fixed assets, net	68,394	54,641	[2]
Intangible assets, net	48,441	7,979	[2]
Equity investments	350	3,645	[2]
Goodwill	134,616	28,143	[2]
Other assets, net	130,365	62,947	[2]
Total assets	753,073	528,373	[2]
Liabilities and shareholders' equity
Accounts payables (including $453 and $2,830, respectively, of accounts payable to related parties)	18,038	4,932	[2]
Receipts in advance and deferred revenue	51,900	36,237	[2]
Accrued salary and benefits	25,257	20,663	[2]
Accrued liabilities to suppliers	9,287	9,635	[2]
Tax payables	13,189	15,844	[2]
Other accrued liabilities	16,856	8,158	[2]
Due to Sohu	4,962	5,155	[2]
Notes payable to Sohu	16,007
Total current liabilities	155,496	100,624	[2]
Long-term liabilities:
Deferred tax liabilities	5,146	243	[2]
Contingent consideration	16,704
Long-term accounts payables	3,612
Total liabilities	180,958	100,867	[2]
Commitments and contingencies			[2]
Mezzanine Equity
Total mezzanine equity	57,254
Shareholders' equity:
Additional paid-in capital	78,128	83,609	[2]
Statutory reserves	9,351	5,748	[2]
Retained earnings	391,584	324,227	[2]
Accumulated other comprehensive income	34,748	12,881	[2]
Total shareholders' equity	514,861	427,506	[2]
Total liabilities, mezzanine equity and shareholders' equity	753,073	528,373	[2]
Common Class A [Member]
Shareholders' equity:
Ordinary Shares	207	194	[2]
Common Class B [Member]
Shareholders' equity:
Ordinary Shares	$ 843	$ 847	[2]

[1]	The above consolidated financial statements have been prepared as if the 17173 Business recently acquired from Sohu had been owned and operated by the Group throughout the periods presented in accordance with ASC subtopic 805-50. Please see note 6 - "BUSINESS COMBINATIONS—Acquisition of the 17173 Business".
[2]	The above consolidated financial statements have been prepared as if the 17173 Business recently acquired from Sohu had been owned and operated by the Group throughout the periods presented in accordance with ASC subtopic 805-50. Please see note 6—"BUSINESS COMBINATIONS -Acquisition of the 17173 Business".

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Prepaid and other current assets, from related parties		$ 4,983
Accounts payables, to related parties	$ 2,830	$ 453
Common Class A [Member]
Ordinary shares, par value	$ 0.01	$ 0.01
Ordinary shares, authorized	200,000	200,000
Ordinary shares, issued	20,733	19,428
Ordinary shares, outstanding	20,733	19,428
Common Class B [Member]
Ordinary shares, par value	$ 0.01	$ 0.01
Ordinary shares, authorized	97,740	97,740
Ordinary shares, issued	84,290	84,650
Ordinary shares, outstanding	84,290	84,650

Consolidated Statements Of Comprehensive Income (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009
Revenues:
Online game	$ 435,512	$ 327,153	[1]	$ 267,585	[1]
Online advertising	38,211	26,953	[1]	20,617	[1]
Others	10,853
Total revenues	484,576	354,106	[1]	288,202	[1]
Cost of revenues:
Online game (including transactions with a related party of $13, $nil, $nil, respectively)	49,837	29,852	[1]	17,518	[1]
Online advertising (including transactions with a related party of $16, $22 and $37, respectively)	3,892	3,154	[1]	2,431	[1]
Others (including transactions with a related party of $nil, $nil and $763, respectively)	13,783
Total cost of revenues	67,512	33,006	[1]	19,949	[1]
Gross profit	417,064	321,100	[1]	268,253	[1]
Operating expenses:
Product development (including transactions with related parties of $nil, $906 and $nil, respectively)	52,238	39,893	[1]	28,864	[1]
Sales and marketing (including transactions with a related party of $15,394, $7,459 and $6,002, respectively)	49,893	39,211	[1]	36,348	[1]
General and administrative (including transactions with a related party of $1,029, $1,486 and $1,483, respectively)	29,684	19,558	[1]	20,052	[1]
Goodwill impairment and impairment of acquired intangibles via acquisition of businesses	5,420
Total operating expenses	137,235	98,662	[1]	85,264	[1]
Operating profit	279,829	222,438	[1]	182,989	[1]
Interest income	11,933	4,194	[1]	3,391	[1]
Foreign currency exchange loss	(618)	(527)	[1]	(12)	[1]
Interest expense (including interest expense of $104, $nil and $nil, respectively, to a related party)	(7)	(39)	[1]	(104)	[1]
Other income (expense)	457	(1,393)	[1]	159	[1]
Income before income tax expense	291,594	224,673	[1]	186,423	[1]
Income tax expense	43,580	29,990	[1]	24,205	[1]
Net income	248,014	194,683	[1],[2]	162,218	[1],[2]
Less: Net income attributable to the mezzanine classified non-controlling interest	2,558
Net income attributable to Changyou.com Limited.	245,456	194,683	[1]	162,218	[1]
Net income	248,014	194,683	[1],[2]	162,218	[1],[2]
Other comprehensive income: Foreign currency translation adjustment	21,867	10,291	[1]	151	[1]
Comprehensive income	269,881	204,974	[1]	162,369	[1]
Comprehensive income attributable to the mezzanine classified non-controlling interest	2,558
Comprehensive income attributable to Changyou.com Limited.	267,323	204,974	[1]	162,369	[1]
Basic net income per share	$ 2.34	$ 1.88	[1]	$ 1.61	[1]
Diluted net income per share	$ 2.3	$ 1.83	[1]	$ 1.57	[1]
Basic net income per ADS	$ 4.68	$ 3.75	[1]	$ 3.22	[1]
Diluted net income per ADS	$ 4.61	$ 3.66	[1]	$ 3.15	[1]
Weighted average number of ordinary shares outstanding, basic	104,854	103,792	[1]	100,728	[1]
Weighted average number of ordinary shares outstanding, diluted	106,600	106,239	[1]	103,051	[1]
Weighted average number of ADS outstanding, basic	52,427	51,896	[1]	50,364	[1]
Weighted average number of ADS outstanding, diluted	53,300	53,120	[1]	51,526	[1]
Cost Of Revenues [Member]
Total share-based compensation cost included in:
Share-based Compensation	230	430	[1]	356	[1]
Product Development [Member]
Total share-based compensation cost included in:
Share-based Compensation	2,399	4,465	[1]	7,419	[1]
Sales And Marketing [Member]
Total share-based compensation cost included in:
Share-based Compensation	960	569	[1]	304	[1]
General And Administrative [Member]
Total share-based compensation cost included in:
Share-based Compensation	$ 2,528	$ 4,098	[1]	$ 5,418	[1]

[1]	The above consolidated financial statements have been prepared as if the 17173 Business recently acquired from Sohu had been owned and operated by the Group throughout the periods presented in accordance with ASC subtopic 805-50. Please see note 6—"BUSINESS COMBINATIONS -Acquisition of the 17173 Business".
[2]	The above consolidated financial statements have been prepared as if the 17173 Business recently acquired from Sohu had been owned and operated by the Group throughout the periods presented in accordance with ASC subtopic 805-50. Please see note 6 - "BUSINESS COMBINATIONS—Acquisition of the 17173 Business".

Consolidated Statements Of Comprehensive Income (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Online Game Cost Of Revenues [Member]
Related party expense			$ 13
Online Advertising Cost Of Revenues [Member]
Related party expense	37	22	16
Others Cost Of Revenues [Member]
Related party expense	763
Product Development [Member]
Related party expense		906
Sales And Marketing [Member]
Related party expense	6,002	7,459	15,394
General And Administrative [Member]
Related party expense	1,483	1,486	1,029
Interest Expense [Member]
Related party expense			$ 104

Consolidated Statements Of Shareholders' Equity (USD $) In Thousands		Ordinary Shares [Member]	Additional Paid-In Capital [Member]	Receivables From Shareholders [Member]	Statutory Reserves [Member]	Retained Earnings [Member]	Accumulated Other Comprehensive Income [Member]	Total
Balance (As restated [Member])	[1]	$ 950	$ 10,282	$ (30)	$ 5,748	$ 101,454	$ 2,439	$ 120,843
Balance, number of shares (As restated [Member])	[1]	95,000
Issuance of ordinary shares upon initial public offering, shares		7,500
Issuance of ordinary shares upon initial public offering		75	55,725					55,800
Issuance of ordinary shares upon vesting and settlement of restricted share units, shares		610
Issuance of ordinary shares upon vesting and settlement of restricted share units		6	(6)
Payments from shareholders			15	30				45
Share-based compensation			13,143					13,143
Share-based compensation allocated from Sohu			354					354
Initial public offering expenses			(1,116)					(1,116)
Dividend distribution to Sohu						(96,800)		(96,800)
Foreign currency translation adjustment							151	151	[2]
Net income attributable to Changyou.com Limited.						162,218		162,218	[2]
Deemed dividend distribution to Sohu (related to the 17173 Business)	[3]		(691)			(17,534)		(18,225)	[1]
Balance (As restated [Member])	[1]	1,031	77,706		5,748	149,338	2,590	236,413
Balance,number of shares (As restated [Member])	[1]	103,110
Issuance of ordinary shares upon vesting and settlement of restricted share units, shares		968
Issuance of ordinary shares upon vesting and settlement of restricted share units		10	(10)
Share-based compensation			8,493					8,493
Share-based compensation allocated from Sohu			1,069					1,069
Foreign currency translation adjustment							10,291	10,291	[2]
Net income attributable to Changyou.com Limited.						194,683		194,683	[2]
Deemed dividend distribution to Sohu (related to the 17173 Business)	[3]		(3,649)			(19,794)		(23,443)	[1]
Balance (As restated [Member])	[1]	1,041	83,609		5,748	324,227	12,881	427,506
Balance at Dec. 31, 2010	[2]							427,506
Balance,number of shares (As restated [Member])	[1]	104,078
Issuance of ordinary shares upon vesting and settlement of restricted share units, shares		945
Issuance of ordinary shares upon vesting and settlement of restricted share units		9	(9)
Share-based compensation			5,547					5,547
Share-based compensation allocated from Sohu			570					570
Foreign currency translation adjustment							21,867	21,867
Appropriation to statutory reserves					3,603	(3,603)
Net income attributable to Changyou.com Limited.						245,456		245,456
Deemed dividend distribution to Sohu (related to the 17173 Business)	[4]		(11,589)			(30,116)		(41,705)
Deemed dividend distribution to Sohu (Note 6)						(141,996)		(141,996)
Transaction costs related to acquisition of the 17173 Business						(2,384)		(2,384)
Balance at Dec. 31, 2011		$ 1,050	$ 78,128		$ 9,351	$ 391,584	$ 34,748	$ 514,861
Balance,number of shares at Dec. 31, 2011		105,023

[1]	The above consolidated financial statements have been prepared as if the 17173 Business recently acquired from Sohu had been owned and operated by the Group throughout the periods presented in accordance with ASC subtopic 805-50. Please see note 6 - "BUSINESS COMBINATIONS—Acquisition of the 17173 Business".
[2]	The above consolidated financial statements have been prepared as if the 17173 Business recently acquired from Sohu had been owned and operated by the Group throughout the periods presented in accordance with ASC subtopic 805-50. Please see note 6—"BUSINESS COMBINATIONS -Acquisition of the 17173 Business".
[3]	The 17173 Business's cash collected from services provided was centrally managed by Sohu, and was used to pay those expenses incurred on behalf of the 17173 Business. The 17173 Business's cash is also considered to be paid or charged to the cash balance centrally managed by Sohu. Sohu did not repay the remaining cash balance to the 17173 Business, and therefore it was accounted for as a deemed dividend distribution to Sohu as of each period end.
[4]	The Group only acquired from Sohu certain assets and business operations associated with the 17173 Business. The remaining current assets and liabilities as of December 15, 2011 will not be transferred to the Group. Therefore these assets and liabilities will be accounted for as a deemed dividend distribution to Sohu.

Consolidated Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Cash flows from operating activities:
Net income	$ 248,014		$ 194,683	[1],[2]	$ 162,218	[1],[2]
Adjustments to reconcile net income to net cash provided by operating activities
Bad debt provision	1,897
Depreciation	11,140		7,831	[1]	3,770	[1]
Amortization of intangible assets	17,652		1,396	[1]	359	[1]
Impairment loss of goodwill and impairment of acquired intangibles via acquisition of businesses	5,420
Impairment loss of other intangible assets	1,104		2,949	[1]
Share-based compensation allocated from Sohu	570		1,069	[1]	354	[1]
Share-based compensation expense	5,547		8,493	[1]	13,143	[1]
Loss from equity investments	994		1,771	[1]
Disposal loss of fixed assets and intangible assets	596		70	[1]	5	[1]
Deferred tax assets	(1,154)		(1,039)	[1]	(1,262)	[1]
Deferred tax liabilities	(308)		(12)	[1]
Others	822
Changes in current assets and liabilities, net of acquisition:
Accounts receivable, net	(2,355)		1,365	[1]	(3,642)	[1]
Prepaid and other current assets	7,794		(6,372)	[1]	16,066	[1]
Due from Sohu	(47,492)		(39,720)	[1]	(20,053)	[1]
Other assets, net	(772)		(159)	[1]
Accounts payable	(615)		4,110	[1]	369	[1]
Receipts in advance and deferred revenue	14,931		4,349	[1]	7,928	[1]
Due to Sohu	15,053		15,946	[1]	4,060	[1]
Accrued salary and benefits	4,233		3,168	[1]	(513)	[1]
Accrued liabilities to suppliers	(2,047)		(1,154)	[1]	3,678	[1]
Tax payables	(1,570)		7,074	[1]	(663)	[1]
Other accrued liabilities	(2,852)		1,441	[1]	1,993	[1]
Net cash provided by operating activities	276,602		207,259	[1]	187,810	[1]
Cash flows from investing activities:
Purchase of fixed assets	(20,620)		(10,119)	[1]	(43,232)	[1]
Purchase of intangible assets and other assets	(16,857)		(6,632)	[1]	(2,616)	[1]
Prepayment for an office building	(62,848)		(58,146)	[1]
Cash paid for business acquisition, net of cash acquired	(216,611)		(2,652)	[1]
Shareholder loan to an investee			(4,859)	[1]
Investment in equity investees	(350)		(5,300)	[1]
Purchase of short-term investments	(41,897)
Proceeds from maturities of short-term investments	42,534
Net cash used in investing activities	(316,649)		(87,708)	[1]	(45,848)	[1]
Cash flows from financing activities:
Repayment of short-term loan from Sohu or third parties			(3,001)	[1]	(8,450)	[1]
Issuance of ordinary shares					55,845	[1]
Dividend paid to Sohu					(96,800)	[1]
Other proceeds relating to financing activities					1,087	[1]
Other cash payments relating to financing activities					(1,574)	[1]
Net cash used in financing activities			(3,001)	[1]	(49,892)	[1]
Effect of exchange rate changes on cash and cash equivalents	19,431		7,527	[1]	389	[1]
Net increase (decrease) in cash and cash equivalents	(20,616)		124,077	[1]	92,459	[1]
Cash and cash equivalents, beginning of year	351,027	[1],[2]	226,950	[1]	134,491	[1]
Cash and cash equivalents, end of year	330,411		351,027	[1],[2]	226,950	[1]
Supplemental disclosures of cash flow
Cash paid for income taxes	(38,116)		(28,536)	[1]	(26,046)	[1]
Cash paid for interest expense			(39)	[1]	(410)	[1]
Supplemental schedule of non-cash investing activity
Consideration payable for business acquisition	29,810		2,000	[1]
Notes payable to Sohu	16,007
Supplemental schedule of non-cash financing activity
Deemed dividend to Sohu related to the 17173 Business	$ 41,705	[3]	$ 23,443	[1],[4]	$ 18,225	[1],[4]

[1]	The above consolidated financial statements have been prepared as if the 17173 Business recently acquired from Sohu had been owned and operated by the Group throughout the periods presented in accordance with ASC subtopic 805-50. Please see note 6 - "BUSINESS COMBINATIONS—Acquisition of the 17173 Business".
[2]	The above consolidated financial statements have been prepared as if the 17173 Business recently acquired from Sohu had been owned and operated by the Group throughout the periods presented in accordance with ASC subtopic 805-50. Please see note 6—"BUSINESS COMBINATIONS -Acquisition of the 17173 Business".
[3]	The Group only acquired from Sohu certain assets and business operations associated with the 17173 Business. The remaining current assets and liabilities as of December 15, 2011 will not be transferred to the Group. Therefore these assets and liabilities will be accounted for as a deemed dividend distribution to Sohu.
[4]	The 17173 Business's cash collected from services provided was centrally managed by Sohu, and was used to pay those expenses incurred on behalf of the 17173 Business. The 17173 Business's cash is also considered to be paid or charged to the cash balance centrally managed by Sohu. Sohu did not repay the remaining cash balance to the 17173 Business, and therefore it was accounted for as a deemed dividend distribution to Sohu as of each period end.

Organization And Nature Of Operations	12 Months Ended
Dec. 31, 2011
Organization And Nature Of Operations [Abstract]
Organization And Nature Of Operations

1. ORGANIZATION AND NATURE OF OPERATIONS

The accompanying consolidated financial statements include the financial statements of Changyou.com Limited (the "Company" or "Changyou") and its subsidiaries and variable interest entities ("VIEs"). The Company was incorporated in the Cayman Islands on August 6, 2007. The Company and its subsidiaries and VIEs are collectively referred to as the "Group". The major subsidiaries and VIEs through which the Company conducts its business operations as of December 31, 2011 are described below:

Name of entity	Place and date of incorporation or acquisition	Effective interest held
Controlled entities:
Changyou.com (HK) Limited ("Changyou HK")	Hong Kong, China, August 13, 2007	100%
Beijing AmazGame Age Internet Technology Co., Ltd. ("AmazGame")	Beijing, China, September 26, 2007	100%
Changyou.com (US), Inc. ("Changyou US")	Delaware, United States of America, January 26, 2009	100%
Changyou.com (UK) Co., Ltd. ("Changyou UK")	London, United Kingdom of Great Britain, July 3, 2009	100%
Changyou My Sdn.Bhd ("Changyou Malaysia")	Kuala Lumpur, Malaysia, September 10, 2009	100%
Beijing Changyou Gamespace Software Technology Co., Ltd. ("Gamespace")	Beijing, China, October 29, 2009	100%
Changyou.com Korea Limited ("Changyou Korea")	Seoul, Korea, January 7, 2010	100%
Beijing Yang Fan Jing He Information and Consultant Co., Ltd. ("Yang Fan Jing He")	Beijing, China, April 22 , 2010	100%
ICE Entertainment (HK) Limited ("ICE HK")	Hong Kong, China, acquired on May 28, 2010	100%
ICE Information Technology (Shanghai) Co., Ltd. ("ICE Information")	Shanghai, China, acquired on May 28, 2010	100%
Shanghai Jing Mao Culture Communication Co. ("Shanghai Jingmao")	Shanghai, China, acquired on January 25, 2011	100%
Beijing Jingmao Film & Culture Communication Co., Ltd. ("Beijing Jingmao")	Beijing, China, acquired on January 25, 2011	100%
Shanghai Hejin Data Consulting Co., Ltd ("Shanghai Hejin")	Shanghai, China, acquired on January 25, 2011	100%
Changyou.com Gamepower (HK) Limited ("Gamepower HK")	Hong Kong, China, on September 8, 2011	100%
Changyou.com Webgames (HK) Limited ("Webgames HK")	Hong Kong, China, on September 21, 2011	100%
Kylie Enterprises Limited ("Kylie")	British Virgin Islands, acquired on December 15, 2011	100%

Name of entity	Place and date of incorporation or acquisition	Effective interest held
VIEs:
Beijing Gamease Age Digital Technology Co., Ltd. ("Gamease")	Beijing, China, August 23, 2007	100%
Shanghai ICE Information Technology Co., Ltd. ("Shanghai ICE")	Shanghai, China, acquired on May 28, 2010	100%
Beijing Guanyou Gamespace Digital Technology Co., Ltd. ("Guanyou Gamespace")	Beijing, China, August 5, 2010	100%
Shenzhen 7Road Technology Co., Ltd. ("7 Road")	Shenzhen, China, acquired on May 11, 2011	68.258%

The Group principally engages in the development, operation and licensing of massively multi-player online games ("MMOGs") and Web-based games. The Group also engages in the online advertising business through its ownership and operation of a game information portal on the 17173.com Website. The Group's principal operations and geographic market are in the People's Republic of China (the "PRC").

On April 7, 2009, the Company completed an initial public offering on the NASDAQ Global Select Market. In the offering, 8,625,000 American depositary shares ("ADSs"), representing 17,250,000 Class A ordinary shares, were sold to the public at a price of $16.00 per ADS. Of these, 3,750,000 ADSs, representing 7,500,000 Class A ordinary shares, were sold by the Company; and 4,875,000 ADSs, representing 9,750,000 Class A ordinary shares, were sold by an indirect wholly-owned subsidiary of Sohu.com Inc. ("Sohu.com"). The net proceeds to the Company from the initial public offering, after deducting commissions and offering expenses, were approximately $54.7 million.

Reorganization, Share Split And Acquisition Of The 17173 Business	12 Months Ended
Dec. 31, 2011
Reorganization, Share Split And Acquisition Of The 17173 Business [Abstract]
Reorganization, Share Split And Acquisition Of The 17173 Business

2. REORGANIZATION, SHARE SPLIT AND ACQUISITION OF THE 17173 BUSINESS

a. Reorganization

In August 2007, Sohu.com, which is the Company's ultimate parent company, undertook a restructuring and reorganization (the "Reorganization"). Sohu.com and its subsidiaries and VIEs, excluding the Company and its subsidiaries and VIEs, are collectively referred to as "Sohu." Sohu.com and its subsidiaries and VIEs, including the Company and its subsidiaries and VIEs, are collectively referred to as the "Sohu Group." The Reorganization was effected in connection with a contemplated initial public offering by the Company on the NASDAQ Global Select Market.

Prior to the establishment of the Group, the operation and licensing of MMOGs were carried out by various companies owned or controlled by Sohu.com (the "Predecessor Operations"). In connection with the Reorganization, the Predecessor Operations, which include all operating assets and liabilities relating to the operation of massively multi-player online role-playing games ("MMORPGs") (which are a subset of MMOGs), were transferred to the Group with legal effect as of December 1, 2007.

b. Share Split and Issuances

(i) In May 2008, the Company effected a share split of each $1.00 par value share into 100 shares of $0.01 par value each, resulting in 5,000,000 ordinary shares authorized, issued and outstanding.

In May 2008, the Company's authorized share capital was increased from 5,000,000 to 10,000,000 ordinary shares with a par value of $0.01 per ordinary share, and in June 2008 the Company issued to Sohu.com (Game) Limited an additional 3,500,000 ordinary shares, such that Sohu.com (Game) Limited then held an aggregate of 8,500,000 ordinary shares, then representing 100% of the outstanding share capital of the Company.

(ii) In December 2008, the Company effected the following transactions: (a) Sohu.com (Game) Limited transferred 8,500,000 ordinary shares to the Company for cancellation; (b) the Company increased its authorized ordinary shares from 10,000,000 to 109,774,000 ordinary shares, par value $0.01 per share, with 100,000,000 of such shares designated as Class A ordinary shares and 9,774,000 of such shares designated as Class B ordinary shares; and (c) the Company issued 8,000,000 Class B ordinary shares to Sohu.com (Game) Limited.

(iii) On March 16, 2009, the Company increased its authorized ordinary shares from 109,774,000 to 297,740,000 ordinary shares, par value $0.01 per share, with 200,000,000 of such shares designated as Class A ordinary shares and 97,740,000 of such shares designated as Class B ordinary shares, and effected a ten-for-one split of outstanding Class B ordinary shares by way of a bonus share issuance of nine Class B ordinary shares for each Class B ordinary share then outstanding.

The impact of the share splits and issuances is accounted for retroactively in the periods presented herein.

c. Acquisition of the 17173 Business

On December 15, 2011, the Group completed the acquisition from Sohu of certain assets and business operations associated with the online game information portal 17173.com Website (the "17173 Business") for fixed cash consideration of approximately $162.5 million. Under the acquisition agreement, the net profit of $1.3 million generated from the Group's operation of the 17173 Business during the transition period from December 16, 2011 through December 31, 2011 (the "Transition Period") was for the benefit of Sohu. The Company accounted for this $1.3 million as part of the consideration for the acquisition. See Note 6 – "BUSINESS COMBINATIONS –Acquisition of the 17173 Business" and Note 24 – "RELATED PARTY TRANSACTIONS." Because Changyou and the 17173 Business are under common control by Sohu, in accordance with ASC subtopic 805-50 the Company's consolidated financial statements for the years ended December 31, 2009, 2010 and 2011 have been prepared as if the current corporate structure had been in existence throughout the periods presented and the Company's consolidated financial statements for the years ended December 31, 2009 and 2010 have been restated accordingly. See Note 29—"ADDITIONAL INFORMATION—RESTATED FINANCIAL STATEMENTS."

Variable Interest Entities	12 Months Ended
Dec. 31, 2011
Variable Interest Entities [Abstract]
Variable Interest Entities

3. VARIABLE INTEREST ENTITIES

Consolidated VIEs

PRC laws and regulations prohibit or restrict foreign ownership of companies that operate online games and internet content services. Consequently, the Group operates its online game business and online advertising business through the VIEs. Both Gamease and Guanyou Gamespace are directly owned by the Company's Chief Executive Officer ("CEO") and Dewen Chen, the Company's President and Chief Operating Officer (the "President"), who hold 60% and 40%, respectively, of each of these entities. Shanghai ICE is owned by two Changyou employees, Runa Pi and Rong Qi, each of whom holds 50% of Shanghai ICE. Capital for the VIEs is funded by the Company through loans provided to the Company's CEO and President and Ms. Pi and Ms. Qi, and the loans are initially recorded as loans to related parties. Gamease owns 68.258% of the equity interests of 7Road.

The loans to the shareholders of Gamease, Guanyou Gamespace, and Shanghai ICE and the capital of the VIEs are eliminated for accounting purposes during consolidation.

Under contractual agreements with the Company, shareholders of Gamease, Guanyou Gamespace and Shanghai ICE are required to transfer their ownership in Gamease, Guanyou Gamespace and Shanghai ICE to the Company, if permitted by PRC laws and regulations, or, if not so permitted, to designees of the Company at any time to repay the loans outstanding. All voting rights of Gamease, Guanyou Gamespace and Shanghai ICE are assigned to the Company; the Company has the right to designate all directors and senior management personnel of Gamease, Guanyou Gamespace and Shanghai ICE. The Company's CEO and President and the two Changyou employees have pledged their shares in Gamease, Guanyou Gamespace and Shanghai ICE as collateral for the loans. As of December 31, 2010 and 2011, the aggregate amount of these loans was $3,609,000 and $3,793,000, respectively.

The Group has adopted the guidance of accounting for variable interest entities, which requires certain variable interest entities to be consolidated by the primary beneficiary of the entity. The Group's management evaluated the relationships between the Company, AmazGame and Gamease, the relationships between the Company, Gamespace and Guanyou Gamespace, the relationships between the Company, ICE Information and Shanghai ICE, the relationship between Gamease and 7Road, and the economic benefit flow of the applicable contractual arrangements. In connection with such evaluation, management also took into account the fact that AmazGame, Gamespace and ICE Information, as a result of the above contractual arrangements, control 100% of the shareholders' voting interests in Gamease, Guanyou Gamespace and Shanghai ICE and the fact that Gamease, in turn, holds and controls 68.258% of the shareholders' voting interests in 7Road. The Group concluded that each of Gamease, Guanyou Gamespace, Shanghai ICE and 7Road is a variable interest entity of the Company, of which the Company is the primary beneficiary. As a result, Gamease's, Guanyou Gamespace's, Shanghai ICE's and 7Road's results of operations, assets and liabilities have been included in the Group's consolidated financial statements.

It is possible that the Group's operation of its businesses through VIEs could be found by PRC authorities to be in violation of PRC laws and regulations prohibiting or restricting foreign ownership of companies that operate online games and internet content services. If such a finding were made, regulatory authorities with jurisdiction over the operation of online games and Internet content services would have broad discretion in dealing with such a violation, including levying fines, confiscating the Group's income, revoking the business or operating licenses of Gamease, Guanyou Gamespace, Shanghai ICE, AmazGame, Gamespace, ICE Information and/or 7Road, requiring the Group to restructure its ownership structure or operations, or requiring the Group to discontinue all or any portion of its game operations or online advertising business. Any of these actions could cause significant disruption to the Group's business operations, and have a materially adverse impact on the Group's cash flows, financial position and operating performance. The Company's management considers the possibility of such a finding by PRC regulatory authorities to be remote.

In addition, it is possible that the contracts with the Company, shareholders of Gamease, Guanyou Gamespace and Shanghai ICE would not be enforceable in China if PRC government authorities or courts were to find that such contracts contravene PRC laws and regulations or are otherwise not enforceable for public policy reasons. In the event that the Company were unable to enforce these contractual arrangements, the Company would not be able to exert effective control over Gamease, Guanyou Gamespace, Shanghai ICE and 7Road. Consequently, Gamease's, Guanyou Gamespace's, Shanghai ICE's and 7Road's results of operations, assets and liabilities would not be included in the Group's consolidated financial statements. If such were the case, the Group's cash flows, financial position and operating performance would be materially adversely affected. The Company's management believes that such contracts are enforceable, and considers the possibility remote that PRC regulatory authorities with jurisdiction over the Company's operations and contractual relationships would find the contracts to be unenforceable.

The following combined financial information of the Group's VIEs and, as applicable, a subsidiary of one of the Group's VIEs was included in the accompanying consolidated financial statements of the Group as follows:

		As of December 31, (in thousands)
		2010	2011
Total assets		$128,762	$314,538
Total liabilities		52,555	135,325

	For the Year ended December 31, (in thousands)
	2009	2010	2011
Net revenue	$267,576	$326,670	$434,018
Net income	28,529	25,616	50,683

	For the Year ended December 31, (in thousands)
	2009	2010	2011
Net cash provided by operating activities	$(4,561)	$32,394	$56,622
Net cash used in investing activities	(2,635)	(3,682)	(80,971)
Net cash provided by financing activities	—	(28,084)	—

Currently there is no contractual arrangement that requires the Company to provide additional financial support to the VIEs. As the Company is conducting its online game business and online advertising business mainly through the VIEs, the Company may provide such support on a discretionary basis in the future, which could expose the Company to a loss.

Variable interest entities not consolidated within the Group

In 2010, in order to diversify the Company's marketing channels for its games, the Company acquired a 50% equity interest in Shanghai Jingmao and its affiliate. Although following the acquisition Shanghai Jingmao and its affiliate were variable interest entities of the Company under generally accepted accounting principles in the United States of America ("U.S. GAAP"), the Company was not the primary beneficiary of Shanghai Jingmao and its affiliate because the Company was not able to direct their activities. Accordingly, the Company did not consolidate the financial statements of Shanghai Jingmao and its affiliate prior to February 1, 2011 and the Company's investment in them was accounted for under the equity method of accounting. In January 2011, the Company acquired the remaining 50% of the equity interests in each of Shanghai Jingmao and its affiliate, resulting in the Company's having control of 100% of the voting equity interests. Accordingly, the Company began to consolidate the financial statements of Shanghai Jingmao and its affiliate on February 1, 2011.

Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies

4. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a. Basis of presentation and consolidation

The consolidated financial statements have been prepared on a historical cost basis to reflect the financial position and results of operations of the Company in accordance with U.S. GAAP and on a going concern basis.

The consolidated financial statements include the financial statements of the Company and its controlled operating entities including the subsidiaries and the VIEs. All inter-company balances and transactions within the Group have been eliminated on consolidation.

Because of the Company's acquisition on December 15, 2011 of the 17173 Business, which is under common control by Sohu with the Company, the Company's consolidated financial statements as of and for the years ended December 31, 2009, 2010 and 2011 incorporate the results of operations of the combining entities and businesses as to which the common control combination occurred as if the combining entities and businesses had been combined from the date when they first came under the control of Sohu, the controlling party. The Company's financial statements as of and for the years ended December 31, 2009 and 2010 have been restated accordingly.

Certain assets of the combining entities and businesses were combined using the existing book values from the perspective of Sohu, the controlling party. No amount was recognized in consideration of goodwill or for the excess of Changyou's interest in the net fair value of the 17173 Business's identifiable assets, liabilities and contingent liabilities over cost at the time of the common control combination, to the extent of the continuation of Sohu's interest.

ASC subtopic 805-50 provides that the consolidated statements of comprehensive income should include the results of each of the combining entities and businesses from the earliest date presented or, if more recent, from the date when the combining entities and businesses first came under common control, regardless of the date of the common control combination.

b. Use of estimates

The preparation of these financial statements requires the Company to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, the Company evaluates its estimates based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates. Significant judgments and estimates include accounting for the basis of consolidation, the recognition of revenues, the determination of share-based compensation expense, the determination of the fair value of identifiable assets and liabilities acquired through business combination, the determination of the fair value of contingent consideration, the determination of the fair value of mezzanine equity, the determination of segment aggregation, assessment of income tax and valuation allowances against deferred tax assets, determination of allowance of doubtful accounts, assessment of impairment of intangible assets, fixed assets, other assets, equity investments and goodwill and the determination of functional currencies, which represent critical accounting policies that reflect the more significant judgments and estimates used in the preparation of the Company's consolidated financial statements.

c. Fair value measurement

The Company's financial instruments include cash equivalents, accounts receivable, short-term investments, prepaid and other current assets, accounts payable, receipts in advance and deferred revenue, accrued liabilities to suppliers and other accrued liabilities. The carrying amounts of these financial instruments approximate their fair values. For fair value measurement, U.S. GAAP establishes a three-tier hierarchy which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1—observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2—other inputs that are directly or indirectly observable in the marketplace.

Level 3—unobservable inputs which are supported by little or no market activity.

The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

As of December 31, 2010 and 2011, the Company's cash equivalents include time deposits with maturities of three months or less amounting to $302.0 million and $153.2 million, respectively. These time deposits are classified within Level 2, because there generally were no quoted prices as of the reporting dates in active markets for identical time deposits and therefore, in order to determine the fair value, the Company had to use observable inputs other than quoted prices in active markets for identical assets and liabilities, quoted prices for identical or similar assets or liabilities in inactive markets, or other inputs that were observable or could be corroborated by observable market data for substantially the full term of the assets or liabilities.

As of December 31, 2010 and 2011, the Company's short-term investments were mainly in financial instruments held by 7Road, totaling approximately $nil and $17.6 million, respectively. These instruments were issued by commercial banks in China with a variable interest rate indexed to the performance of underlying assets.

d. Equity investments

Investments in entities over which the Company does not have significant influence are recorded as equity investments and are accounted for by the cost method. Investments in entities over which the Company has significant influence but does not control are also recorded as equity investments and are accounted for by the equity method. Under the equity method, the Company's share of the post-acquisition profits or losses of the equity investment is recognized in the Company's consolidated statements of comprehensive income; and the Company's share of post-acquisition movements in equity investments is recognized in equity in the Company's consolidated balance sheets. Unrealized gains on transactions between the Company and its equity investments are eliminated to the extent of the Company's interest in the equity investments. Unrealized losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred. When the Company's share of losses in an equity investment equals or exceeds its interest in the equity investment, the Company does not recognize further losses, unless the Company has incurred obligations or made payments on behalf of the equity investee.

e. Cash and cash equivalents

The Company's cash equivalents mainly consist of time deposits placed with banks with an original maturity of three months or less.

f. Short-term investments

In accordance with ASC 825, for investments in financial instruments with a variable interest rate indexed to the performance of underlying assets, the Company elected the fair value method at the date of initial recognition and carried these investments subsequently at fair value. Changes in the fair value are reflected in the consolidated statements of comprehensive income. To estimate fair value, the Company refers to the quoted price of similar products provided by banks at the end of each period end. The Company classifies the valuation techniques that use these inputs as Level 2 of fair value measurement. See above "Fair Value Measurement". Since these investments' maturity dates are within one year, they are classified as short-term investments. For the years ended December 31, 2010 and 2011, the Company recorded changes in the fair value of short-term investments in the consolidated statements of comprehensive income of $nil and $659,000, respectively.

g. Fixed assets and depreciation

Fixed assets, comprising office buildings, computer equipment (including servers), and leasehold improvements are stated at cost less accumulated depreciation and impairment. Fixed assets are depreciated at rates sufficient to write off their costs less impairment, if any, over the estimated useful lives of the assets on a straight-line basis, with no residual value. The estimated useful lives are as follows:

Estimated useful life
Office building	47 years
Computer equipment (including servers)	4 years
Leasehold improvements	Lesser of the term of the lease or the estimated useful lives of the assets
Office furniture	5 years
Vehicles	4-10 years

Expenditure for maintenance and repairs is expensed as incurred.

The gain or loss on the disposal of fixed assets is the difference between the net sales proceeds and the carrying amount of the relevant assets and is recognized in operating expenses in the consolidated statements of comprehensive income.

As of December 31, 2010 and 2011, the original costs of fully depreciated assets which are still in use were $2.3 million and $7.6 million, respectively.

h. Accounts Receivable, Net

The carrying value of accounts receivable is reduced by an allowance that reflects the Company's best estimate of the amounts that will not be collected. The Company makes estimations of the collectability of accounts receivable. Many factors are considered in estimating the general allowance, including but not limited to reviewing delinquent accounts receivable, performing aging analyses and customer credit analyses, and analyzing historical bad debt records and current economic trends. Additional allowance for specific doubtful accounts might be made if the Company's customers are unable to make payments due to their deteriorating financial conditions. As of December 31, 2010 and 2011, the provision for bad debt was $nil and $2.1 million, respectively.

i. Goodwill

Goodwill represents the excess of the purchase price over the fair value of the identifiable assets and liabilities acquired as a result of the Company's acquisitions of interests in its subsidiaries and VIEs.

The Company tests goodwill for impairment at the reporting unit level on an annual basis as of October 1, and between annual tests when an event occurs or circumstances change that could indicate that the asset might be impaired. Commencing in September 2011, in accordance with the FASB revised guidance on "Testing of Goodwill for Impairment," a company first has the option to assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If the company decides, as a result of its qualitative assessment, that it is more-likely-than- not that the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test is mandatory. Otherwise, no further testing is required. The quantitative impairment test consists of a comparison of the fair value of goodwill with its carrying value. Application of a goodwill impairment test requires significant management judgment, including the identification of reporting units, assigning assets and liabilities to reporting units, assigning goodwill to reporting units, and determining the fair value of each reporting unit. The judgment in estimating the fair value of reporting units includes estimating future cash flows, determining appropriate discount rates and making other assumptions. Changes in these estimates and assumptions could materially affect the determination of fair value for each reporting unit.

If the carrying amount of reporting unit goodwill exceeds the implied fair value of that goodwill, an impairment loss should be recognized in an amount equal to that excess. The goodwill impairment losses for the years ended December 31, 2009, 2010 and 2011 were $nil, $nil and $5.2 million, respectively.

j. Intangible assets

Intangible assets, comprising operating rights for licensed games, computer software purchased from unrelated third parties, trademarks and domain names, developed technologies, cinema advertising slot rights and other finite-lived intangible assets, which are separable from the fixed assets, are stated at cost less accumulated amortization. Amortization is computed using the straight-line method over the estimated useful lives of the assets. The weighted average amortization period for intangible assets is four years, five years and four years, respectively, for the years ended December 31, 2009, 2010 and 2011.

k. Impairment of long-lived assets and intangible assets

The carrying amounts of long-lived assets and intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is evaluated by a comparison of the carrying amount of assets to future undiscounted net cash flows expected to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less cost to sell. The Company tests impairment of long-lived assets and intangible assets at the reporting unit level when impairment indicator appeared and recognizes impairment in the event that the carrying value exceeds the fair value of each reporting unit. The impairment charges of intangible assets recorded in product development expense for the years ended December 31, 2009, 2010 and 2011 were $nil, $2.9 million and $1.1 million, respectively, and the impairment charges of acquired intangibles via acquisition of businesses expense for the year ended December 31, 2011 were $219,000.

l. Receipts in advance and deferred revenue

For MMOG operations revenue, proceeds received from sales of prepaid game cards form the basis of the revenues and are initially recorded as receipts in advance from players and are transferred from receipts in advance to deferred revenues when the prepaid cards are activated or charged by the players to their respective personal game accounts. For overseas licensing revenue, deferred revenue represents the unamortized balance of initial license fees paid by overseas licensees.

Following the acquisition of 7Road, deferred revenues from Web-based game represent the unamortized balance of initial license fees paid by licensees and unrecognized revenue-sharing related to virtual items that are not consumed. In cases where the license agreement with an operator requires 7Road to set up and maintain the servers to host the Web-based games for the users, 7Road is obliged to provide on-going services to users and the Company recognizes revenue when virtual items are consumed.

For the online advertising business, cash payments, which are received in advance of the delivery of online advertising services pursuant to applicable advertising contracts, are recorded as receipts in advance.

m. Contingent Consideration

The acquisition of 7Road includes a contingent consideration arrangement that requires additional consideration to be paid by the Group based on the future financial performance of 7Road through December 31, 2012. The range of the undiscounted amounts the Company could pay under the contingent consideration agreement is between $nil and $32.76 million. The fair value of the contingent consideration of $28.05 million recognized on the acquisition date was estimated by an independent valuation firm, with the income approach applied. There were no indemnification assets involved. Based on 7Road's actual performance for 2011, the Company recorded consideration payable of $13.1 million in other accrued liabilities and recorded a contingent liability of $16.7 million as of December 31, 2011. The contingent liability will be adjusted based on 7Road's performance in 2012.

n. Mezzanine Equity

On May 11, 2011, the Company, through Gamease, acquired 68.258% of the equity interests in 7Road and began to consolidate 7Road's financial statements on June 1, 2011.

Mezzanine Equity consists of non-controlling interest in 7Road and a put option pursuant to which the non-controlling shareholders will have the right to put their equity interests in 7Road to the Company at a pre-determined price if 7Road achieves specified performance milestones in the coming three years and certain circumstances occur. The put option will expire in 2014. Since the occurrence of the sale is not solely within the control of the Company, the Company classifies the non-controlling interest as mezzanine equity instead of permanent equity in the Company's consolidated financial statements.

In accordance with ASC subtopic 480-10, the Company calculates, on an accumulative basis from the acquisition date, (i) the amount of accretion that would increase the balance of non-controlling interest to its estimated redemption value over the period from the date of the 7Road acquisition to the earliest redemption date of the non-controlling interest and (ii) the amount of net profit attributable to non-controlling shareholders of 7Road based on their ownership percentage. The carrying value of the non-controlling interest as mezzanine equity will be adjusted by an accumulative amount equal to the higher of (i) and (ii).

o. Foreign currency translation

The Company's functional and reporting currency is the United States dollar ("U.S. dollar"). The functional currency of the Company's subsidiaries and VIEs in China is the Renminbi ("RMB"). The functional currency of the Company's subsidiary in the United Kingdom is the British Pound, the functional currency of the Company's subsidiary in Malaysia is the Malaysian Ringgit, the functional currency of the Company's subsidiary in Korea is the South Korean Won, the functional currency of the Company's subsidiaries in the British Virgin Islands, Hong Kong and the United States of America is the U.S. dollar. Accordingly, assets and liabilities of the China subsidiaries and VIEs are translated at the current exchange rate in effect at the balance sheet date, and revenues and expenses are translated at the average exchange rates for RMB to U.S. dollars in effect during the reporting period. Gains and losses resulting from foreign currency translation to reporting currency are recorded in accumulated other comprehensive income in the consolidated statements of shareholders' equity for the years presented.

Foreign currency transactions are translated at the applicable rates quoted by the People's Bank of China ("PBOC") prevailing at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are re-measured at the applicable rates of exchange in effect at that date. Gains and losses resulting from foreign currency re-measurement are included in the consolidated statements of comprehensive income.

p. Revenue recognition

Online Game Revenues

Online game revenues include revenues from MMOG operations revenues, Web-based game revenues and overseas licensing revenues.

MMOG operations revenues

The Group earns revenue through providing MMOGs to players pursuant to the item-based revenue model. Under the item-based model, the basic game play functions are free of charge and players are charged for purchases of in-game virtual items.

Game operations revenues are collected by the Company's VIEs through the sale of the Group's prepaid cards, which it sells in both virtual and physical forms to third-party distributors and players. Proceeds received from sales of prepaid cards are initially recorded as receipts in advance from customers and, upon activation or charge of the prepaid cards, are transferred from receipts in advance from customers to deferred revenues. As the Group does not have control of, and generally does not know, the ultimate selling price of the prepaid cards sold by distributors, net proceeds from distributors form the basis of revenue recognition.

Under the item-based revenue model, revenue is recognized over the estimated lives of the virtual items purchased or as the virtual items are consumed. If different assumptions were used in deriving the estimated lives of the virtual items, the timing in which the Company records its revenues would be impacted.

Revenues are recorded net of business tax, discounts and rebates to distributors.

Prepaid cards will expire two years after the date of card production if they have never been activated. The proceeds from the expired game cards are recognized as revenue upon expiration of cards.

Once the prepaid cards are activated and credited to a player's personal game account, they will not expire as long as the personal game account remains active. The Group is entitled to suspend and close a player's personal game account if it has been inactive for a period of 180 consecutive days. The unused balances in an inactive player's personal game account are recognized as revenues when the account is suspended and closed.

For the years ended December 2009, 2010 and 2011, the Group recognized revenues in connection with expired un-activated prepaid cards and unused balances of activated prepaid cards in an inactive account of approximately $236,000, $712,000 and $964,000, respectively.

Web-based game revenue

As a result of the 7Road acquisition, the Group generated Web-based game revenues for the first time in 2011. 7Road's Web-based game is designed to be operated under the item-based revenue model. 7Road has licensed the game to third party operators who offer the game to users in China and other countries on their Websites or platforms. The licensing agreements provide for two revenue streams, an initial fixed license fee and a monthly revenue-based royalty. Since 7Road is required to provide when-and-if-available upgrades to the licensees during the license period, the initial license fee is recognized ratably as revenue over the license period. Since the third party operator is the party that signs the user agreement with its users and is responsible for its users' experience on its Websites or platforms, 7Road is not the primary obligor, and the net revenue-based royalty paid by the third party operator is recorded as revenue.

For arrangements where the game is hosted on the operators' servers, revenue is recognized upon the conversion of the virtual currency of the operators to the game coins of 7Road, as 7Road's remaining obligation is deemed to be inconsequential and perfunctory.

For arrangements where the game is hosted on 7Road's servers, revenue is recognized when virtual items purchased are consumed or over the estimated lives of the virtual items, as 7Road is obliged to provide on-going services to users and its remaining obligation is deemed not to be inconsequential and perfunctory after the conversion of the virtual currency of the operators to the game coins of 7Road. Therefore the revenue should be recognized when the game service is delivered to the game players, that is when the virtual items are consumed and/or amortized in the related benefit periods.

The relevant PRC tax authorities have determined that 7Road's game revenues are subject to 17% Value Added Tax ("VAT"), and that 7Road is entitled to a 14% VAT refund immediately upon the filing of its VAT returns, with the result that 7Road's net VAT rate is only 3%. 7Road has adopted gross presentation for VAT, by which VAT is included in revenues and cost of revenues, because 7Road considers its 17% VAT obligation and its entitlement to a 14% VAT refund as one integrated preferential VAT policy. The amount of the net VAT cost for Web-based game revenues was $313,000 for the period between the date of the 7Road acquisition and December 31, 2011.

The related surcharges are recognized in cost of revenue when the revenue is earned.

Overseas licensing revenues

The Group enters into licensing arrangements with overseas licensees to operate the Group's MMOGs in other countries or territories. These licensing agreements provide two revenue streams, consisting of an initial license fee and a monthly revenue-based royalty fee based on monthly revenue and sales from ancillary products of the games. The initial license fee is based on both a fixed amount and additional amounts receivable upon achieving certain sales targets. Since the Group is obligated to provide post-sales services such as technical support and provision of updates and when-and-if-available upgrades to the licensees during the license period, the initial license fee from the licensing arrangement is recognized as revenue ratably over the license period. The fixed amount of the initial license fee is recognized ratably over the remaining license period from the launch of the game and the additional amount is recognized ratably over the remaining license period from the date such additional amount is certain. The monthly revenue-based royalty fee is recognized when relevant services are delivered, provided that collectability is reasonably assured.

Online Advertising Revenue

Online advertising revenues are from the 17173 Business. Online advertising revenue is recognized after deducting agent rebates and applicable business tax.

For online advertising revenues, a contract is signed to establish a fixed price and the advertising services to be provided. Based on the contracts, the 17173 Business provides advertisement placements on its Websites and/or in different formats, including but not limited to banners, links, logos, buttons, rich media and content integration.

To determine the method of recognition of online advertising revenue, prior to entering into contracts, management makes a credit assessment of the customer to assess the collectability of the contract. For those contracts for which collectability was determined to be reasonably assured, revenue is recognized ratably over the period during which the advertising services were provided and when all revenue recognition criteria are met. For those contracts for which the collectability was determined to not be reasonably assured, revenue is recognized only when the cash is received and all other revenue recognition criteria are met.

Before 2011, the 17173 Business treated multiple deliverable elements of advertising contracts as a single unit of accounting for revenue recognition purposes. On January 1, 2011, in accordance with ASU No.2009 -13, the 17173 Business began to treat advertising contracts with multiple deliverable elements as separate units of accounting for revenue recognition purposes and to recognize revenue on a periodic basis during the contract periods when each deliverable service was provided. Since the contract price is for all the deliverables under an advertising contract, the 17173 Business allocates the contract price among all the deliverables at the inception of the arrangement on the basis of their relative selling prices according to the selling price hierarchy established by ASU No.2009 -13. The 17173 Business first uses vendor-specific objective evidence of selling price, if it exists. If vendor-specific objective evidence of selling price does not exist, the 17173 Business uses third-party evidence of selling price. If neither vendor-specific objective evidence of selling price nor third-party evidence of selling price exists, the 17173 Business uses management's best estimate of the selling price for the deliverable.

Others Revenue

Others revenue is composed of cinema advertising revenue.

For cinema advertising revenues, a contract is signed with the advertiser to establish a fixed price and specify advertising services to be provided. Based on the contracts, the Company provides advertisement placements in advertising slots to be shown in theatres before the screening of movies. The rights to place advertisements in such advertising slots are granted under contracts with different theatres and film production companies.

Revenue from the cinema advertising is recognized when all the recognition criteria are met. Depending on the terms of a customer contract, fees for services performed can be recognized according to two principal methods: proportional performance or straight line.

(1) Proportional performance method: Fees are generally recognized based on a percentage of the advertising slots actually delivered where the fee is earned on a per advertising slot placement basis.

(2) Straight line method: Fees are recognized on a straight line basis over the contract period when the fee is not paid based on the number of advertising slots actually delivered.

q. Cost of revenues

Cost of online game revenues mainly consists of salary and benefits, revenue-based royalty payments to the game developers, bandwidth leasing charges, amortization of licensing fees, depreciation expenses, business tax and value-added tax which primarily arise from the revenue that AmazGame and Gamespace derive from their contractual arrangements with Gamease and Guanyou Gamespace, respectively, and other direct costs.

Cost of online advertising revenues mainly consists of salary and benefit, bandwidth leasing costs, depreciation expenses, and advertising design cost.

Other cost of revenues mainly consists of payments to theatres and film production companies for pre-film screening advertising slots.

r. Product development expenses

Costs incurred for the development of online games prior to the establishment of technological feasibility and costs incurred for maintenance after the online games are available for marketing are expensed when incurred and are included in product development expenses.

During the years ended December 31, 2009, 2010 and 2011, the Company did not capitalize any product development expense.

s. Government Grant

A government grant is recognized when the grant is received and the relevant requirements have been complied with. Government grants are generally recorded as other income, and grants for which the government stipulates specified uses are recorded as a reduction in operating expenses. For the years ended December 31, 2009, 2010 and 2011, awards from the PRC government recorded in other income were $146,000, $721,000 and $16,000, respectively, and awards recorded as a reduction in operating expenses were $nil, $nil and $126,000, respectively.

t. Advertising expense

Advertising expenses, which generally represent the cost of promotions to create or stimulate a positive image of the Company or a desire to buy the Company's products and services, are expensed as incurred. Included in sales and marketing expense are advertising costs of $31.7 million, $32.5 million and $33.4 million, respectively, for the years ended December 31, 2009, 2010 and 2011. Advertising expenses charged from Sohu were $15.4 million, $7.5 million and $6.0 million, respectively, for the years ended December 31, 2009, 2010 and 2011.

u. Operating leases

Leases for which substantially all of the risks and rewards of ownership of assets remain with the leasing company are accounted for as operating leases. Payments made under operating leases net of any incentives received by the Company from the leasing company are charged to the consolidated statements of comprehensive income on a straight-line basis over the lease periods.

v. Share-based compensation expense

Share-based compensation expense is for the share awards, including ordinary shares, share options, restricted shares and restricted share units, granted by the Company to employees and directors. Share-based compensation expense of employees is recognized as costs and/or expenses in the financial statements based on the fair values of the related share-based awards on their grant dates.

In determining the fair value of the Company's ordinary shares, restricted shares and restricted share units granted in January and April 2008, the income approach/discounted cash flow method with a discount for lack of marketability is applied given that the shares underlying the awards were not publicly traded at the time of grant.

Determining the fair value of the ordinary shares of the Company required complex and subjective judgments regarding its projected financial and operating results, its unique business risks, the liquidity of its ordinary shares and its operating history and prospects at the time the grants were made.

Because at the time of the grants the Company's business was at a different stage of its product life cycle than that of the publicly listed companies in the online game industry, it was concluded that a market comparison approach would not have been meaningful in determining the fair value of the Company's ordinary shares. As a result, the Company used the income approach/discounted cash flow method to derive the fair values. The Company applied the discounted cash flow, or DCF, analysis based on the Company's projected cash flow using management's best estimate as of the respective valuation dates. The projected cash flow estimate included, among other things, an analysis of projected revenue growth, gross margins, effective tax rates, capital expenditures and working capital requirements. The income approach involves applying appropriate discount rates, based on earnings forecasts, to estimated cash flows. The assumptions the Company used in deriving the fair value of its ordinary shares were consistent with the assumptions used in developing its MMORPG business plan, which included no material changes in the existing political, legal, fiscal and economic conditions in China; its ability to recruit and retain competent management, key personnel and technical staff to support its ongoing operations; and no material deviation in industry trends and market conditions from economic forecasts. These assumptions are inherently uncertain and subjective. The discount rates reflect the risks the management perceived as being associated with achieving the forecasts and are based on the Company's estimated cost of capital, which was derived by using the capital asset pricing model, after taking into account systemic risks and company-specific risks. The capital asset pricing model is a model for pricing securities that adds an assumed risk premium rate of return to an assumed risk-free rate of return. Using this method, the Company determined the appropriate discount rates to be 22% as of the January 2008 valuation date and 23% as of the April 2008 valuation date.

The Company also applied a discount for lack of marketability, or DLOM, to reflect the fact that, at the time of the grants, Changyou.com Limited was a closely-held company and there was no public market for its ordinary shares. To determine the discount for lack of marketability, the Company used the Black-Scholes option pricing model. Pursuant to the Black-Scholes option pricing model, the Company used the cost of a put option, which can be used to hedge the price change before a privately held share can be sold, as the basis to determine the discount for lack of marketability. Based on the foregoing analysis, the Company used a DLOM of 19% to discount the value of the Changyou's ordinary shares as of the January 2008 and April 2008 valuation dates.

Because there was no evidence to indicate that there would be a disproportionate return between majority and minority shareholders, the Company did not apply a minority discount. As a result, it was concluded that the fair value of Changyou.com Limited as a going concern was $136 million as of the January 2008 valuation date and $198 million as of the April 2008 valuation date.

In determining the fair value of Changyou's restricted share units granted in 2009 before the Company's initial public offering, the fair value of the underlying shares was determined based on the offering price of ADSs in the offering. In determining the fair value of restricted share units granted after the initial public offering, the fair value is determined based on the market price of the Company's ADSs on the grant dates.

In determining the fair value of share options granted by Sohu to employees of Changyou, the Company applied the Black-Scholes valuation model. Restricted share units granted by Sohu to employees of Changyou were measured based on the fair market value of the underlying stock on the dates of grants.

Share-based compensation expense for ordinary shares granted is fully recognized in the quarter during which these ordinary shares are granted. Share-based compensation expense for share options, restricted shares and restricted share units granted is recognized on an accelerated basis over the requisite service period. The number of share-based awards for which the service is not expected to be rendered over the requisite period is estimated, and the related compensation expense is not recorded for that number of awards.

The assumptions used in share-based compensation expense recognition represent management's best estimates based on historical experience and consideration to developing expectations about the future. These estimates involve inherent uncertainties and the application of management judgment, however. If factors change or different assumptions are used, the share-based compensation expense could be materially different for any period. Moreover, the estimates of fair value are not intended to predict actual future events or the value that ultimately will be realized by employees who receive equity awards, and subsequent events are not indicative of the reasonableness of the original estimates of fair value made by the Company for accounting purposes.

w. Income taxes

Current income taxes are provided on the basis of income for financial reporting purposes, adjusted for income and expense items which are not assessable or deductible for income tax purposes, in accordance with the regulations of the relevant tax jurisdictions. Deferred income taxes are provided using the liability method. Under this method, deferred income taxes are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. The deferred tax assets are reduced by a valuation allowance if it is considered based on available evidence more likely than not that some portion, or all, of the deferred tax assets will not be realized.

x. Uncertain tax positions

In order to assess uncertain tax positions, the Company applies a more likely than not threshold and a two-step approach for the tax position measurement and financial statement recognition. For the two-step approach, the first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely to be realized upon settlement.

y. Earnings per share

Basic earnings per share is computed using the weighted average number of ordinary shares outstanding during the year. Diluted earnings per share is computed using the weighted average number of ordinary shares and, if dilutive, potential ordinary shares outstanding during the year. Potential ordinary shares consist of shares issuable upon the exercise of stock options for the purchase of ordinary shares and the settlement of restricted share units and are accounted for using the treasury stock method. Potential ordinary shares are not included in the denominator of the diluted earnings per share calculation when inclusion of such shares would be anti-dilutive, such as in a period in which a net loss is recorded. Earnings per share is computed on Class A ordinary shares and Class B ordinary shares together, because both classes have the same dividend rights and the same participation rights in the Company's undistributed earnings.

z. Comprehensive income

Comprehensive income is defined as the change in equity of a company during a period from transactions and other events and circumstances excluding transactions resulting from investments from owners and distributions to owners. Accumulated other comprehensive income, as presented on the accompanying consolidated balance sheets, consists of the cumulative foreign currency translation adjustment.

aa. Segment reporting

Operating segments are defined as components of an enterprise about which separate financial information is available and is evaluated regularly by the chief operating decision maker ("CODM"), or a decision making group, in deciding how to allocate resources and in assessing performance. The Company's CODM is its Chief Executive Officer.

The Company's organizational structure is based on a number of factors that the CODM uses to evaluate, view and run the Company's business operations, which include, but are not limited to, customer base, homogeneity of products and technology. The Company's operating segments are based on its organizational structure and information reviewed by the Company's CODM to evaluate the operating segment results.

The Company has determined that the business segments that constitute its primary reportable segments are the online game segment, which consists of MMOGs and the Web-based game operated through 7Road, and the online advertising segment, which consists of the 17173 Business.

Before 2011, the Group principally engaged in the development, operation and licensing of MMOGs and operated and managed this business as a single segment. In 2011, Changyou expanded its business by acquisitions in the Web-based game, online advertising and cinema advertising businesses, and generated revenues from the operations of such businesses. With the goal of optimizing the management of operations, the Company's CODM separately reviewed key information of each of four operating segments consisting of MMOG, Web-based game, online advertising and cinema advertising. The Company concluded that the MMOG and web-based game segments have similar economic characteristics and meet all of the aggregation criteria that are required under ASC280 to aggregate identified operating segments. Hence the Company aggregated MMOG and Web-based game segments as one reportable segment under online game. In addition, cinema advertising is not deemed significant enough to qualify as a separate, reportable segment and therefore is included in the "others."

ab. Recently issued accounting standards

In April 2011, the Financial Accounting Standards Board ("FASB") issued revised guidance on the "Reconsideration of Effective Control for Repurchase Agreement." The revised guidance specifies the criterion pertaining to an exchange of collateral should not be a determining factor in assessing effective control, which should focus on a transferor's contractual rights and obligations with respect to transferred financial assets if an entity enters into agreements to transfer financial assets that both entitle and obligate the transferor to repurchase or redeem the financial assets before their maturity. The revised guidance removes from the assessment of effective control (1) the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets on substantially the agreed terms, even in the event of default by the transferee, and (2) the collateral maintenance implementation guidance related to that criterion. The revised guidance is effective prospectively to transactions or modifications of existing transactions that occur on or after the first interim or annual period beginning on or after December 15, 2011. Early adoption is not permitted. The Company is currently evaluating the impact on its consolidated financial statements of adopting this guidance.

In May 2011, the FASB issued revised guidance on the "Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs." The revised guidance specifies how to measure fair value and improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRSs, not requiring additional fair value measurements and not intending to establish valuation standards or affect valuation practices outside of financial reporting. The revised guidance is effective to all reporting entities that are required or permitted to measure or disclose the fair value of an asset, a liability, or an instrument classified in a reporting entity's shareholders' equity in the financial statements during interim and annual periods beginning after December 15, 2011. Early adoption is not permitted. The Company is currently evaluating the impact on its consolidated financial statements of adopting this guidance.

In June 2011, the FASB issued revised guidance on "Presentation of Comprehensive Income". The revised guidance requires an entity to present reclassification adjustments on the face of the financial statements from other comprehensive income to net income and eliminates one presentation option to present the components of other comprehensive income as part of the statement of changes in stockholders' equity. The revised guidance states that an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In a single continuous statement, the entity is required to present the components of net income and total net income, the components of other comprehensive income and a total for other comprehensive income, along with the total of comprehensive income in that statement. In the two-statement approach, an entity is required to present components of net income and total net income in the statements of operations. The statement of other comprehensive income should immediately follow the statements of operations and include the components of other comprehensive income and a total for other comprehensive income, along with a total for comprehensive income. In addition, in December 2011, the FASB issued revised guidance on "Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards". The revised guidance specifies that an entity should defer the changes related to the presentation of reclassification adjustments. The revised guidance is effective for interim or annual periods beginning after December 15, 2011. The Company has early adopted the revised guidance on both Presentation of Comprehensive Income and Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards.

In September 2011, the FASB revised guidance on "Testing of Goodwill for Impairment". The revised guidance specifies that an entity has the option to first assess qualitative factors to determine whether it is necessary to perform the current two-step test. If an entity believes, as a result of its qualitative assessment, that it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test is required. Otherwise, no further testing is required. An entity can choose to perform the qualitative assessment on none, some or all of its reporting units. Moreover, an entity can bypass the qualitative assessment for any reporting unit in any period and proceed directly to step one of the impairment test, and then resume performing the qualitative assessment in any subsequent period. The revised guidance is effective to both public and nonpublic entities that have goodwill reported in their financial statements during interim and annual periods beginning after December 15, 2011. The Company has early adopted the new guidance, as it was issued before the Company performed the annual impairment test.

In December 2011, the FASB issued revised guidance on "Disclosures About Offsetting Assets and Liabilities". The revised guidance specifies that an entity should disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The revised guidance affects all entities that have financial instruments and derivative instruments. The revised guidance is effective for interim or annual periods beginning after December 15, 2011. The Company is currently evaluating the impact on its consolidated financial statements of adopting this guidance.

Concentration Of Risks	12 Months Ended
Dec. 31, 2011
Concentration Of Risks [Abstract]
Concentration Of Risks

5. CONCENTRATION OF RISKS

There are no revenues from distributors that individually represent exceeding 10% of the total revenues for the years ended December 31, 2009, 2010 or 2011.

Over 80% of the Group's net revenues for the years ended December 31, 2009 and 2010 were derived from a single MMORPG, Tian Long Ba Bu, which was launched in May 2007. Over 70% of the Group's net revenues for the years ended December 31, 2011 were derived from Tian Long Ba Bu.

Over 90% of the Group's net revenues for the years ended December 31, 2009, 2010 and 2011 were derived from domestic operations.

Substantially all the Company's long-lived assets are located in the PRC.

A summary of the debtors who accounted for 10% or more of the Group's consolidated accounts receivable were as follows:

	As of December 31,
Debtors	2010 (as restated)	2011
	%	%
Accounts Receivable
Company A	58%	0	%*
Company B	18%	0	%*
Company C	11%	8%

*	As of December 31, 2010, the Company's accounts receivable due from Company A and Company B arose from the 17173 Business. Since accounts receivable of the 17173 Business were not included in the assets the Group acquired from Sohu as of December 31, 2011, the Company's accounts receivable due from Company A and Company B were $nil.

A majority of the Group's sales and expenses transactions are denominated in RMB and a significant portion of the Group's assets and liabilities is denominated in RMB. The RMB is not freely convertible into foreign currencies. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the PBOC. Remittances in currencies other than RMB by the Group in China must be processed through the PBOC or other China foreign exchange regulatory bodies, which require certain supporting documentation in order to affect the remittance. Total cash and cash equivalents in currencies other than RMB held at Chinese financial institutions were $6.7 million and $4.7 million, respectively, as of December 31, 2010 and 2011.

The Group holds its cash and bank deposits at Chinese financial institutions that are among the largest and most respected in the PRC and at international financial institutions with high ratings from internationally-recognized rating agencies. The Company's management chooses these institutions because of their reputations and track records for stability, and their known large cash reserves, and management periodically reviews these institutions' reputations, track records, and reported reserves. Management expects that any additional institutions that the Group uses for its cash and bank deposits will be chosen with similar criteria for soundness. As a further means of managing its credit risk, the Group holds it cash and bank deposits in approximately seventeen and nineteen, respectively, different financial institutions as of December 31, 2010 and 2011 and held no more than approximately 30% and 25%, respectively, of its total cash at any single institution as of December 31, 2010 and 2011.

Under PRC law, it is generally required that a commercial bank in the PRC that holds third party cash deposits protect the depositors' rights over and interests in their deposited money; PRC banks are subject to a series of risk control regulatory standards; and PRC bank regulatory authorities are empowered to take over the operation and management of any PRC bank that faces a material credit crisis.

Business Combinations	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
Business Combinations

6. BUSINESS COMBINATIONS

Acquisition of ICE HK and its affiliate

In May 2010, the Group acquired 100% of the equity interests in ICE HK and its subsidiary and VIE (collectively, the "ICE Group"), which are engaged in online games development and operations in China, for cash consideration of $7.0 million. Since Changyou has unilateral control of the ICE Group as a result of Changyou's control of 100% of the voting equity interests of the ICE Group, the Company began to consolidate the ICE Group's financial statements commencing with the acquisition. The Company views the acquisition of the ICE Group as an integral piece of the Company's strategy to expand its online game business in China.

The allocation of the purchase price of the assets acquired and liabilities assumed based on their fair values on the acquisition date was as follows:

As of May 31, 2010 (in thousands)
Tangible assets acquired	$4,091
Game under development	769
Other identifiable intangible assets acquired	252

Goodwill	10,258
Liabilities assumed	(8,370)

Total	$7,000

The excess of the purchase price over the tangible assets, identifiable intangible assets (mainly registered game players and game operating platform) and games under development acquired and liabilities assumed was recorded as goodwill relating to the online game segment. The acquired identifiable intangible assets were valued by various approaches, including the income approach and the replacement cost approach, as appropriate. As of December 31, 2011, no measurement period adjustment had been recorded.

Prior to the acquisition, the ICE Group did not prepare its financial statements in accordance with U.S. GAAP. The Company determined that the cost of reconstructing the financial statements of the ICE Group for the periods prior to the acquisition outweighed the benefits. Based on an assessment of the financial performance of all companies acquired by the Group, the Company does not consider the ICE Group on its own to be material to the Group. Thus the Company's management believes the presentation of pro forma financial information with respect to the results of operations of the Group for the business combination is not necessary.

Other identifiable intangible assets acquired upon consolidation mainly include game operating platform of $221,000, and registered game players of $31,000, which have an estimated weighted average useful life of two years. Total goodwill of $10.3 million primarily represents the expected synergies from combining operations of the Company and ICE Group, which are complementary to each other. In accordance with ASC350, goodwill is not amortized but is tested for impairment and is not deductible for tax purposes.

Acquisition of Shanghai Jingmao and its affiliate

In May 2010, in order to diversify the Group's marketing channels for its games, the Group acquired 50% of the equity interests in each of Shanghai Jing Mao Culture Communication Co. Limited ("Shanghai Jingmao") and its affiliate, which are primarily engaged in the cinema advertising business in China. The investment was accounted for under the equity method of accounting due to the group's inability to control Shanghai Jingmao. In January 2011, the Group acquired the remaining 50% of the equity interests in each of Shanghai Jingmao and its affiliate for total consideration of approximately $3.0 million. Payments for $1.0 million of the total consideration are contingent upon occurrence of certain specified events and management considers the possibility of the Group making gains due to the non-occurrence of the specified events to be remote. With unilateral control of 100% of the voting equity interests of Shanghai Jingmao and its affiliate, the Company started to consolidate Shanghai Jingmao and its affiliate's financial statements on February 1, 2011. On the acquisition date, the allocation of the consideration of the assets acquired and liabilities assumed based on their fair values was as follows:

As of February 1, 2011 (in thousands)
Fair value of previously held 50% equity interests	$2,704
Consideration for the remaining 50% equity interests	3,036

Total consideration	5,740

Tangible assets	9,514
Identifiable intangible assets acquired	10,101
Goodwill	5,147
Liabilities assumed	(19,022)

Total	$5,740

In accordance with ASC805 in a business combination achieved in stages, the Group re-measured its previously held equity interests in Shanghai Jingmao and its affiliate as at their acquisition-date fair value using the discounted cash flow method and recognized a total loss of $613,000 in other expenses in the first quarter of 2011. The Group hired an independent valuation firm to perform fair valuation of the previously held equity interests in Shanghai Jingmao and its affiliate upon the acquisition date.

The excess of the purchase price over tangible assets, identifiable intangible assets acquired, and liabilities assumed was recorded as goodwill relating to the others business segment. The acquired identifiable intangible assets were valued by various approaches, including the income approach and the replacement cost approach, as appropriate. Based on the assessment of their financial performance, neither Shanghai Jingmao nor its affiliate, separately, nor the two companies together, are considered material to the Group for the period presented.

Total identifiable intangible assets acquired upon acquisition mainly include cinema advertising slot rights of $8,330,000, partnership relationship of $1,035,000, trade name of $502,000, non-compete agreement of $126,000, and customer list of $108,000. Except for trade name, which is expected to have an indefinite useful life, other identifiable intangible assets acquired have an estimated average weighted useful life of two years. Under ASC350, intangible assets with an indefinite useful life are not amortized and their remaining useful life is evaluated at each reporting period to determine whether events and circumstances continue to support an indefinite life. Goodwill primarily represents the expected synergies from combining operations of Shanghai Jingmao and its affiliate with those of the Group, which are complementary to each other. In accordance with ASC350, goodwill is not amortized but is tested for impairment and is not deductible for tax purposes. For the year ended December 31, 2011, a full impairment loss of $5.2 million on Shanghai Jingmao's goodwill was recognized. (See Note 12).

Acquisition of 7Road

On May 11, 2011, the Group acquired 68.258% of the equity interests of 7Road for fixed cash consideration of approximately $68.26 million, plus additional variable cash consideration of up to a maximum of $32.76 million that is contingent upon the achievement of specified performance milestones through December 31, 2012. 7Road is primarily engaged in Web-based game operations, through third party licensees, and development. The Company began to consolidate 7Road's financial statements on June 1, 2011. The purpose of the acquisition was to accelerate the Group's position in China's online games industry and add a new category of games to the Group's growing product portfolio. On the acquisition date, the allocation of the consideration of the assets acquired and liabilities assumed based on their fair value was as follows:

As of June 1, 2011 (in thousands)
Cash consideration	$68,258
Contingent consideration	28,051

Total consideration	96,309

Receivables	7,440
Other tangible assets	22,213
Completed Game	20,837
Games under development	3,561
Other identifiable intangible assets acquired	986
Goodwill	103,366
Liabilities assumed	(8,983)
Fair value of non-controlling interest and put option	(53,111)

Total	$96,309

The excess of the purchase price over tangible assets, identifiable intangible assets acquired, and liabilities assumed was recorded as goodwill relating to the online game segment. The acquired identifiable intangible assets were valued by various approaches, including the income approach and the replacement cost approach, as appropriate. As of December 31, 2011, no measurement period adjustment had been recorded.

Prior to the acquisition, 7Road did not prepare its financial statements in accordance with U.S. GAAP. The Company determined that the cost of reconstructing the financial statements of 7Road for the periods prior to the acquisition outweighed the benefits. Based on an assessment of the financial performance of all companies acquired by the Group, the Company does not consider 7Road on its own to be material to the Group. Thus the Company's management believes the presentation of pro forma financial information with respect to the results of operations of the Group for the business combination is not necessary.

The fair value of non-controlling interest in 7Road has been determined mainly based on the number of shares held by non-controlling shareholders and the equity value close to the acquisition date, taking into consideration other factors, as appropriate. If 7Road achieves specified performance milestones, subject to certain other specified circumstances the non-controlling shareholders will have the right to put their equity interests in 7Road to the Group at a predetermined price agreed upon at the acquisition date ("the put option"). In accordance with ASC480, the Company measured this non-controlling interest and a put option at their acquisition-date fair value. An independent valuation firm was hired to determine the fair value upon the acquisition date.

The acquisition of 7Road includes a contingent consideration arrangement that requires additional consideration to be paid by the Group based on the future financial performance of 7Road over a period through December 31, 2012. The range of the undiscounted amounts the Company could pay under the contingent consideration agreement is between nil and $32.76 million. The fair value of the contingent consideration recognized on the acquisition date of $28.05 million was estimated by an independent valuation firm, with the income approach applied. There are no indemnification assets involved. The Company recorded consideration payable of $13.1 million in other accrued liabilities and contingent liability of $16.7 million as of December 31, 2011.

Total identifiable intangible assets acquired upon acquisition mainly include completed game, games under development and other identifiable intangible assets acquired, including non-compete agreement of $179,000, and relationship with operators of $807,000. The games under development will be subject to amortization after completion. Completed game and other identifiable intangible assets acquired are amortized over an estimated average weighted useful life of five years. Total goodwill of $103.4 million primarily represents the expected synergies from combining operations of 7Road with those of the Group, which are expected to be complementary to each other. In accordance with ASC350, goodwill is not amortized but is tested for impairment and is not deductible for tax purposes. Total revenue and net income of 7Road attributable to Changyou.com Limited consolidated into the financial statements of the Group from the acquisition date through December 31, 2011 were $23.2 million and $7.2 million, respectively.

Acquisition of the 17173 Business

On December 15, 2011, the Group completed the acquisition from Sohu of certain assets and business operations associated with the 17173 Business for fixed cash consideration of approximately $162.5 million. Under the acquisition agreement, the net profit of $1.3 million generated from the Group's operation of the 17173 Business during the Transition Period from December 16, 2011 through December 31, 2011 was for the benefit of Sohu. The Company accounted for this $1.3 million as part of the consideration for the acquisition. Since Changyou and the 17173 Business were controlled by Sohu both before and after the acquisition, this transaction was accounted for as a business combination under common control by Sohu. Therefore, in accordance with ASC subtopic 805-50, the consolidated financial statements of the Company include the acquired assets and liabilities of the 17173 Business at their historical carrying amounts of approximately $22.0 million. In addition, the Group's consolidated financial statements as of and for the year ended December 31, 2011 have been prepared as if the current corporate structure had been in existence throughout the periods presented and the Group's consolidated financial statements as of and for the years ended December 31, 2009 and 2010 have been restated accordingly. The excess of the purchase price over the historical carrying amount of the acquired assets and liabilities was deemed to be a dividend distribution to Sohu.

On and after December 16, 2011, the 17173 Business has been owned and operated by Changyou. However, under the terms of the acquisition agreement, Sohu continued to be entitled to the net profit generated by the 17173 Business during the Transition Period from December 16, 2011 through December 31, 2011, which was deemed to be a dividend distribution to Sohu.

The allocation of the consideration of the assets acquired and liabilities assumed based on their historical carrying amounts was as follows:

As of December 31, 2011 (in thousands)
Cash consideration	$162,500
Net profit for the Transition Period	1,284

Total consideration	163,784

Inventory	534
Fixed assets	2,737
Intangible assets	632
Goodwill	17,885
Deemed dividend to Sohu	141,996

Total	$163,784

Changyou and Sohu separately entered into a services agreement and an online links and advertising agreement (collectively, the "Services and Advertising Agreements"), pursuant to which Sohu provide links and advertising space and technical support to the Company, including the provision and maintenance of user log-in, information management and virtual currency payment systems of the 17173 Business. The Services and Advertising Agreements provide for a term of twenty-five years for the virtual currency payment system services, and an initial term of three years for all the other relevant services and links and advertising space, and involve aggregate fees to Sohu of approximately $30 million. Under the Services and Advertising Agreements, the Company may renew certain rights for a subsequent term of twenty-two years, and may obtain a perpetual software license in respect of the information management system and the user log-in system following the expiration of the three-year term, subject to the Company's payment to Sohu of additional fees of up to approximately $5 million in the aggregate.

Accounts Receivable, Net	12 Months Ended
Dec. 31, 2011
Accounts Receivable, Net [Abstract]
Accounts Receivable, Net

7. ACCOUNTS RECEIVABLE, NET

The carrying amounts of accounts receivable of the Group are stated are as follows:

	As of December 31, (in thousands)
	2010 (As restated)	2011
Accounts receivable	$6,743	$13,473
Less: provision for bad debts	—	(2,147)

Net Book Value	$6,743	$11,326

Prepaid And Other Current Assets	12 Months Ended
Dec. 31, 2011
Prepaid And Other Current Assets [Abstract]
Prepaid And Other Current Assets

8. PREPAID AND OTHER CURRENT ASSETS

	As of December 31, (in thousands)
	2010 (As restated)	2011
Shareholder loan to Shanghai Jingmao	$4,983	$—
Employee receivables	3,635	4,809
VAT refund receivables	1,214	2,235
Deposits	276	1,899
Others	2,828	2,667

Total	$12,936	$11,610

Fixed Assets, Net	12 Months Ended
Dec. 31, 2011
Fixed Assets, Net [Abstract]
Fixed Assets, Net

9. FIXED ASSETS, NET:

	As of December 31, (in thousands)
	2010 (As restated)	2011
Office building	$34,415	$36,173
Computer equipment (including servers)	25,913	45,360
Leasehold improvements	10,093	12,877
Office furniture	930	1,406
Vehicles	336	1,085

Total	71,687	96,901
Less: accumulated depreciation	(17,046)	(28,507)

Net book value	$54,641	$68,394

The depreciation expense for fixed assets was $3.8 million, $7.8 million and $11.1 million, respectively, for the years ended December 31, 2009, 2010 and 2011.

Intangible Assets, Net	12 Months Ended
Dec. 31, 2011
Intangible Assets, Net [Abstract]
Intangible Assets, Net

10. INTANGIBLE ASSETS, NET

The following table summarizes the Company's intangible assets, net:

	As of December 31, 2011 (in thousands)
	Gross			Net
	Carrying	Accumulated		Carrying
Items	Amount	Amortization	Impairment	Amount
Operating rights for licensed games	$11,310	$(3,310)	$(2,548)	$5,452
Computer software	3,305	(946)	—	2,359
Developed technologies	26,253	(2,750)	(993)	22,510
Trademarks and domain names	7,521	(1,037)	(219)	6,265
Cinema advertising slot rights	38,070	(28,184)	—	9,886
Others	2,647	(678)	—	1,969

Total	$89,106	$(36,905)	$(3,760)	$48,441

	As of December 31, 2010 (in thousands) (As restated)
	Gross			Net
	Carrying	Accumulated		Carrying
Items	Amount	Amortization	Impairment	Amount
Operating rights for licensed games	$8,428	$(1,352)	$(2,016)	$5,060
Computer software	2,538	(431)	—	2,107
Developed technologies	1,077	(144)	(933)	—
Trademarks and domain names	2,777	(1,965)	—	812

Total	$14,820	$(3,892)	$(2,949)	$7,979

The amortization expense for intangible assets was $0.4 million, $1.4 million and $17.7 million, respectively, for the years ended December 31, 2009, 2010 and 2011.

As of December 31, 2011, amortization expense of intangible assets for future years is expected to be as follows:

Amortization expense of intangible assets (in thousands)
2012	$13,729
2013	10,371
2014	7,838
2015	6,628
2016	3,681
Thereafter	6,194

Total expected amortization expense	$48,441

Equity Investments	12 Months Ended
Dec. 31, 2011
Equity Investments [Abstract]
Equity Investments

11. EQUITY INVESTMENTS

In January 2010, AmazGame acquired 30% of the equity interests in Shenzhen Zhou You Network Technology Ltd ("Zhou You"). Zhou You is primarily engaged in the online game development business.

In May 2010, AmazGame, through its wholly-owned subsidiary Yang Fan Jing He, acquired 50% of the equity interests of Shanghai Jingmao and its affiliate. Shanghai Jingmao and its affiliate are primarily engaged in the cinema advertising business. The Company had significant influence over Shanghai Jingmao and its affiliate. Therefore, the equity investments were accounted for using the equity method.

In January 2011, the Group acquired the remaining 50% of the equity interests in each of Shanghai Jingmao and its affiliate. With control of 100% of the voting equity interests of Shanghai Jingmao and its affiliate, the Company started to consolidate Shanghai Jingmao and its affiliate's financial statements on February 1, 2011.

The balances under equity method are as follows:

	As of December 31, (in thousands)
	2010 (As restated)	2011
Share of net tangible assets acquired	$1,047	$—
Investment—goodwill	4,388	—
Loss from interests in equity investees recorded in other expense	(1,771)	—
Foreign exchange translation adjustments	(19)	—

Carrying amount of equity investments	$3,645	$—

In August 2011, the Group acquired 10% of the equity interests of JCR Soft Company Limited for fixed cash consideration of $350,000. As the Group does not have significant influence over JCR Soft, the Group accounts for the equity investment using the cost method.

Goodwill	12 Months Ended
Dec. 31, 2011
Goodwill [Abstract]
Goodwill

12. GOODWILL

In 2011, for the reporting units of the MMOG operation business and the Web-based game operation business, the Company qualitatively assessed whether it is more likely than not that the fair values of these reporting units were less than their carrying amounts. For the reporting units of the Company's online advertising business and cinema advertising business, the Company tested for goodwill impairment by quantitatively comparing the fair values of those reporting units to their carrying amounts.

The changes in the carrying value of goodwill are as follows:

	Online Game (in thousands)	Online Advertising (in thousands)	Others (in thousands)	Total (in thousands)
Balance as of December 31, 2010(As restated)
Goodwill	$10,258	$17,885	$—	$28,143
Accumulated impairment losses	—	—	—	—

	$10,258	$17,885	$—	$28,143

Transactions in 2011
Acquisitions	$103,366	$—	$5,147	$108,513
Foreign exchange	3,107	—	54	3,161
Impairment losses	—	—	(5,201)	(5,201)

Balance as of December 31, 2011
Goodwill	$116,731	$17,885	$5,201	$139,817
Accumulated impairment losses	—	—	(5,201)	(5,201)

	$116,731	$17,885	$—	$134,616

For the qualitative analysis performed for the MMOG operation business and the Web-based game operation business, the Company took into consideration all the events and circumstances listed in ASC350, Intangibles—Goodwill and Other, in addition to other entity specific factors. Based on the assessment, the Company determined that it was not necessary to perform a quantitative goodwill impairment test for the MMOG operation business and the Web-based game operation business.

For the reporting units of the Company's online advertising business and cinema advertising business, the Company estimated the fair value by weighting the results from the income approach and used the market approach as a check. These valuation approaches consider a number of factors, which include, but are not limited to, expected future cash flows, growth rates, discount rates, and comparable multiples from publicly traded companies in the industry and require the Company to make certain assumptions and estimates regarding industry economic factors and future profitability of the Company's business.

After completing its annual impairment reviews for each reporting unit on an annual basis as of October 1, 2010 and 2011, the Company concluded that goodwill was not impaired in either of these years except for the reporting unit of the cinema advertising business.

For the cinema advertising business, in view of Shanghai Jingmao's less-than-satisfactory performance for the year ended December 31, 2011, the Company performed an impairment test with the assistance of a third-party appraiser to determine the implied fair value of Shanghai Jingmao's goodwill. Based on the assessment, a full impairment loss of $5.2 million on Shanghai Jingmao's goodwill was recognized for the year ended December 31, 2011.

Other Assets, Net	12 Months Ended
Dec. 31, 2011
Other Assets, Net [Abstract]
Other Assets, Net

13. OTHER ASSETS, NET:

	As of December 31, (in thousands)
	2010 (As restated)	2011
Prepayment for an office building	$59,794	$125,696
Deferred tax assets, net	2,733	3,605
Others	420	1,064

Total	$62,947	$130,365

In August 2010, Changyou entered into agreements with a property developer for the purchase of an office building, to be built in Beijing. The Office building is to serve as Changyou's headquarters, with an area of approximately 56,549 square meters at a price of approximately $158.1 million. As of December 31, 2011, Changyou had paid $125.7 million to the property developer.

Fair Value Measurement, Net	12 Months Ended
Dec. 31, 2011
Fair Value Measurement, Net [Abstract]
Fair Value Measurement, Net

14. FAIR VALUE MEASUREMENT, NET

Fair Value of Financial Instruments

The following table sets forth the financial instruments, measured at fair value, by level within the fair value hierarchy as of December 31, 2010 and 2011:

		Fair value measurement at reporting date using (in thousands)
Items	As of December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash equivalents	$153,222	$—	$153,222	$—
Short-term investments	17,560	—	17,560	—

Total	$170,782	$—	$170,782	$—

		Fair value measurement at reporting date using (in thousands) (As restated)
Items	As of December 31, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash equivalents	$301,992	$—	$301,992	$—

Receipts In Advance And Deferred Revenue	12 Months Ended
Dec. 31, 2011
Receipts In Advance And Deferred Revenue [Abstract]
Receipts In Advance And Deferred Revenue	15. RECEIPTS IN ADVANCE AND DEFERRED REVENUE

	As of December 31, (in thousands)
	2010 (As restated)	2011
Receipts in advance	$22,999	$23,185
Deferred revenue	13,238	28,715

Total	$36,237	$51,900

Other Accrued Liabilities	12 Months Ended
Dec. 31, 2011
Other Accrued Liabilities [Abstract]
Other Accrued Liabilities

16. OTHER ACCRUED LIABILITES

	As of December 31, (in thousands)
	2010 (As restated)	2011
Consideration payable for business acquisitions	$2,000	$13,531
Accrued transaction costs for acquisition of the 17173 Business	—	1,741
Accrued liabilities to suppliers	550	190
Customer deposits	3,472	—
Others	2,136	1,394

Total	$8,158	$16,856

Share-Based Compensation	12 Months Ended
Dec. 31, 2011
Share-Based Compensation [Abstract]
Share-Based Compensation

17. SHARE-BASED COMPENSATION

Share Awards Granted before Initial Public Offering

Share-based compensation allocated from Sohu to the Company

Sohu's Stock Incentive Plan

The 2000 Stock Incentive Plan of the Company's ultimate parent company, Sohu.com, provides for the issuance of stock options and restricted stock units to purchase up to 9,500,000 shares of common stock to qualified employees. The maximum term of any issued stock right is ten years from the grant date.

The fair value of each option grant to employees is estimated on the date of grant using the Black-Scholes option pricing model. There was no grant of stock options by Sohu to Changyou during 2009, 2010 or 2011.

A summary of option activity, relating to options held by employees of the Predecessor Operations under Sohu's 2000 Stock Incentive Plan as of December 31, 2011 and changes during the year then ended, is presented below:

Options	Number of Shares (in thousands)	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value (in thousands)
Outstanding at January 1, 2011	12	$17.56	4.16	$556
Exercised	(2)	14.15
Forfeited	—

Outstanding at December 31, 2011	10	18.41	3.28	306

Vested at December 31, 2011	10	18.41	3.28	306

Exercisable at December 31, 2011	10	18.41	3.28	306

The aggregate intrinsic value in the preceding table represents the total intrinsic value based on the closing price on December 31, 2011 of shares of Sohu.com Inc. common stock on NASDAQ of $50.00.

The total fair values of options expensed during the years ended December 31, 2009, 2010 and 2011 were $95,000, $nil and $nil, respectively. The total intrinsic values of options exercised during the years ended December 31, 2009, 2010 and 2011 were $474,000, $383,000 and $173,000, respectively. As of December 31, 2011, there was no unrecognized compensation expense for options because the requisite service periods for the remaining options had been satisfied on or prior to that date.

A summary of restricted stock unit activity, relating to restricted stock units held by employees of the Predecessor Operations under Sohu's 2000 Stock Incentive Plan as of December 31, 2011, and changes during the year then ended, is presented below:

Restricted Share Units	Number of Units (in thousands)	Weighted-Average Grant-Date Fair Value
Unvested at January 1, 2011	2	$86.58
Granted	—
Vested	(1)	86.58
Forfeited	—

Unvested at December 31, 2011	1	86.58

Expected to vest thereafter	1	86.58

As of December 31, 2011, there was $9,000 of unrecognized compensation cost related to unvested restricted stock units, net of estimated forfeitures. This amount is expected to be recognized over a weighted average period of 0.36 years. The total fair values of restricted stock units expensed during the years ended December 31, 2009, 2010 and 2011 were $163,000, $116,000 and $31,000, respectively.

The total fair value of vested restricted stock units on their respective vesting dates during the years ended December 31, 2009, 2010 and 2011 were $382,000, $242,000 and $88,000, respectively.

There were no capitalized share-based compensation costs during the years ended December 31, 2009, 2010 and 2011.

The maximum term of any issued stock right under the Sohu 2000 Stock Incentive Plan is ten years from the grant date. The Sohu 2000 Stock Incentive Plan expired on January 24, 2010 and a new plan was adopted on July 2, 2010. As of the expiration date, 9,128,724 shares of common stock had been issued or were subject to issuance upon the vesting and exercise of share options or the vesting and settlement of restricted share units granted under the plan.

Share-based compensation allocated from Sohu to the 17173 Business

A summary of option activity, relating to options held by employees of the 17173 Business under Sohu's 2000 Stock Incentive Plan as of December 31, 2011, and changes during the year then ended, is presented below:

Options	Number of Shares (in thousands)	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value (in thousands)
Outstanding at January 1, 2011	16	$19.48	4.18	$695
Exercised	(5)	19.54
Forfeited	—

Outstanding at December 31, 2011	11	19.45	3.17	331

Vested at December 31, 2011	11	19.45	3.17	331

Exercisable at December 31, 2011	11	19.45	3.17	331

The aggregate intrinsic value in the preceding table represents the total intrinsic value based on the closing price on December 31, 2011 of shares of Sohu.com common stock on NASDAQ of $50.00. The total intrinsic value of share options exercised for the year ended December 31, 2011 was $332,000.

No options have been granted under Sohu's 2000 Stock Incentive Plan since 2006. For the years ended December 31, 2011 and 2010, no share-based compensation expense was recognized for share options because the requisite service periods for share options had ended by the end of 2009. For the year ended December 31, 2009, the total share-based compensation expense recognized for share options under Sohu's 2000 Stock Incentive Plan granted to employees of the 17173 Business was $29,000.

A summary of restricted stock unit activity, relating to restricted stock units held by employees of the 17173 Business under Sohu's 2000 Stock Incentive Plan as of December 31, 2011, and changes during the year then ended, is presented below:

Restricted Share Units	Number of Units (in thousands)	Weighted-Average Grant-Date Fair Value
Unvested at January 1, 2011	24	$61.27
Granted	—
Vested	(6)	61.27
Forfeited	—

Unvested at December 31, 2011	18	61.27

Expected to vest thereafter	13	61.27

As of December 31, 2011, there was $0.3 million of unrecognized compensation cost related to unvested restricted stock units, net of estimated forfeitures. This amount is expected to be recognized over a weighted average period of 0.93 years. The total fair values of restricted stock units granted to employees expensed during the years ended December 31, 2009, 2010 and 2011 were $11,000, $600,000 and $321,000, respectively.

The total fair value of vested restricted stock units on their respective vesting dates during the years ended December 31, 2009, 2010 and 2011 were $88,000, $61,000 and $405,000, respectively.

The total fair values of options and restricted stock units expenses relating to Sohu's senior management allocated to the 17173 Business during the years ended December 31, 2009, 2010 and 2011 were $56,000, $353,000 and $218,000, respectively.

There were no capitalized share-based compensation costs during the years ended December 31, 2009, 2010 and 2011.

Non-recourse note to an employee

In 2005, Sohu and an employee, who later became the CEO of the Company, became shareholders of a newly organized entity, Beijing Fire Fox Digital Technology Co. Ltd. ("Beijing Fire Fox") within the Predecessor Operations, holding 75% and 25% interests, respectively. Sohu, being the primary beneficiary of Beijing Fire Fox, provided a non-recourse interest-free loan to the employee for his share of capital contribution to the entity. Under the terms of the agreement with Sohu, there was an implied 5 year service requirement before the employee would be entitled to a contingent right to receive a payment equal to 25% of the value of Beijing Fire Fox. As the substance of this arrangement was similar to the grant of an option, this arrangement was accounted for as share-based compensation. The amount of compensation recorded was based upon the intrinsic value on the grant date, which was determined based upon the difference between fair market value of the contingent right and the principal and interest due on the note. As of the date of grant, the intrinsic value was determined to be zero.

On January 1, 2006, the Company recognized the compensation cost of the non-recourse note based on its grant date fair value over the remaining requisite service period.

Share-based compensation to the Chief Executive Officer ("CEO")

In January 2008, Sohu communicated to and agreed with the CEO that his contingent right in Beijing Fire Fox would be modified to an equity interest in the Company. The equity interest Sohu granted to the CEO would consist of 7,000,000 ordinary shares in the Company and 8,000,000 restricted shares in the Company and would come out of Sohu's equity interest in the Company. The restricted shares included, as a condition of vesting, the completion of an initial public offering by the Company on an internationally recognized stock exchange, and also were subject to a vesting schedule. In addition, the terms of the restricted shares provided that the CEO would not be entitled to participate in any distributions by the Company on his ordinary shares and restricted shares until the earlier of the completion of an initial public offering by the Company or February 2012. In April 2008, the vesting conditions of the restricted shares were modified to provide for vesting over a four-year period, subject to acceleration under certain circumstances, commencing on February 1, 2008, with no condition that an initial public offering be completed. There was no change, however, to the limitation on the CEO's right to participate in distributions declared by the Company prior to the completion of an initial public offering.

The difference between the fair values, or the Incremental Fair Value, of the 7,000,000 ordinary shares and 8,000,000 restricted shares granted to the CEO and his contingent right to receive a payment equal to 25% of the value of Beijing Fire Fox was accounted for as share-based compensation. Because the terms of the issuance of the ordinary shares and restricted shares had been approved and were communicated to and agreed with the CEO as of January 2, 2008, this was considered the grant date under U.S. GAAP and, accordingly, the Incremental Fair Value was determined as of that date. The portion of the Incremental Fair Value related to the 7,000,000 ordinary shares, equal to $1.8 million, was recognized as share-based compensation expense in product development expenses for the three months ended March 31, 2008. As a result of the modification of the vesting terms of the 8,000,000 restricted shares in April 2008, the portion of the Incremental Fair Value related to those shares, equal to $7.0 million, was determined as of that date and is accounted for as share-based compensation over the vesting period starting from the date of the modification, following the accelerated basis of attribution. The Incremental Fair Values were determined using the discounted cash flow method.

A summary of restricted shares activity relating to the restricted shares held by the CEO under Changyou's 2008 Share Incentive Plan as of and for the year ended December 31, 2011, is presented below:

Restricted Shares	Number of Shares (in thousands)	Weighted-Average Grant-Date Fair Value
Unvested at January 1, 2011	4,000	$1.36
Granted	—
Vested	(2,000)	1.36

Unvested at December 31, 2011	2,000	1.36

Expected to vest thereafter	2,000	1.36

Share-based compensation expenses relating to the 8,000,000 restricted shares for the years ended December 31, 2009, 2010 and 2011 were $2.3 million, $1.2 million and $0.5 million, respectively, and recognized in product development expenses. As of December 31, 2011, there was $41,000 of unrecognized compensation expense related to unvested restricted shares granted to the CEO.

The total fair values of restricted stock units vested on their respective vesting dates during the years ended December 31, 2009, 2010 and 2011 were $16.0 million, $32.7 million and $39.7 million, respectively.

Share-based compensation to senior management and certain key employees

In April 2008, the Company approved and communicated to the recipients the grant of an aggregate of 1,800,000 restricted ordinary shares to its executive officers other than the CEO and 940,000 restricted share units, which are settleable in ordinary shares upon vesting to certain key employees. These restricted shares and restricted share units are subject to vesting over a four-year period, subject to acceleration under certain circumstances, commencing February 1, 2008, and vesting was further subject to a successful initial public offering by the Company.

On March 13, 2009, the Company exchanged the 1,800,000 restricted ordinary shares for Class B restricted share units, that otherwise have the same vesting and other terms as applied to the restricted ordinary shares described above. Including the exchange, Class B restricted share units granted to executive officers other than the CEO and certain key employees totaled 2,740,000.

A summary of the restricted share units activity as of and for the year ended December 31, 2011, is presented below:

Restricted Share Units	Number of Units (in thousands)	Weighted-Average Grant-Date Fair Value
Unvested at January 1, 2011	1,320	$1.98
Granted	—
Vested*	(660)	1.98
Forfeited	(25)	1.98

Unvested at December 31, 2011	635	1.98

Expected to vest thereafter	635	1.98

*	including 225,000 shares not settled as of December 31, 2011.

Share-based compensation expense relating to the 2,740,000 restricted share units for the years ended December 31, 2009, 2010 and 2011 was $4.1 million, $0.9 million and $0.4 million, respectively. As of December 31, 2011, there was $31,000 of unrecognized compensation cost related to unvested Class B restricted share units granted to executive officers other than the CEO and certain key employees.

The total fair values of restricted stock units vested on their respective vesting dates during the years ended December 31, 2009, 2010 and 2011 were $12.4 million, $11.2 million and $13.1 million, respectively.

Share Awards to Other Employees

On February 17, 2009, the Company granted an aggregate of 456,000 Class A restricted share units to certain of its employees. These restricted share units are subject to vesting over a four-year period commencing upon the completion of the listing of the Company's Class A ordinary shares in an initial public offering.

A summary of restricted share units activity as of and for the year ended December 31, 2011, is presented below:

Restricted Share Units	Number of Units (in thousands)	Weighted-Average Grant-Date Fair Value
Unvested at January 1, 2011	282	$8.00
Granted	—
Vested	(94)	8.00
Forfeited	(19)	8.00

Unvested at December 31, 2011	169	8.00

Expected to vest thereafter	152	8.00

Share-based compensation expense relating to the 456,000 Class A restricted share units for the years ended December 31, 2009, 2010 and 2011 was $1.4 million, $1.0 million and $0.6 million, respectively. As of December 31, 2011, unrecognized compensation expense related to unvested Class A restricted share units of the Company granted to employees before the initial public offering was $0.3 million.

The total fair values of restricted stock units vested on their respective vesting dates during the years ended December 31, 2009, 2010 and 2011 were $nil, $1.7 million and $1.6 million, respectively.

Share Awards Granted after Initial Public Offering

Share-based compensation to senior management and Changyou employees

On April 21, 2009, the Company granted an aggregate of 1,200,000 Class A restricted share units (settleable upon vesting in Class A ordinary shares) to executive officers other than the CEO. These Class A restricted share units are subject to vesting over a four-year period commencing on April 21, 2009. The fair value as of April 21, 2009, the grant date of restricted share units, was determined based on the Company's share price on the grant date.

For the years ended December 31, 2010 and 2011, the Company granted an aggregate of 27,000 and 252,200, respectively, Class A restricted share units (settleable upon vesting in Class A ordinary shares) to certain employees. These Class A restricted share units are subject to vesting over a four-year period commencing on grant dates. The fair values as of grant dates of restricted share units were determined based on the Company's share price on the grant dates.

A summary of restricted share units activity under the Changyou Stock Incentive Plan as of and for the year ended December 31, 2011 is presented below:

Restricted Share Units	Number of Units (in thousands)	Weighted-Average Grant-Date Fair Value
Unvested at January 1, 2011	925	$12.54
Granted	252	14.16
Vested	(306)	12.51
Forfeited	(6)	17.08

Unvested at December 31, 2011	865	12.99

Expected to vest thereafter	838	12.95

Share-based compensation expense recognized for restricted share units for the years ended December 31, 2009, 2010 and 2011 under Changyou's Stock Incentive Plan was $5.4 million, $5.3 million and $3.5 million, respectively. As of December 31, 2011, there was $4.3 million of unrecognized compensation expense related to unvested restricted share units. The expense is expected to be recognized over a weighted average period of 1.05 years.

The total fair values of restricted stock units vested on their respective vesting dates during the years ended December 31, 2009, 2010 and 2011 were $nil, $4.9 million and $6.1 million, respectively.

Share Awards to Employees of the 17173 Business

On October 24, 2010 and January 29, 2011, the Company granted 40,000 and 20,000 Class A restricted share units (settleable upon vesting in Class A ordinary shares), respectively, to certain employees of the 17173 Business, which was then owned and operated by Sohu, for their involvement in the provision of certain online game links and advertising services to the Company on its websites.

These Class A restricted share units are subject to vesting over a four-year period commencing on the grant date. Since its acquisition of the 17173 Business on December 15, 2011, the Company has accounted for the Class A restricted share units to employees of the 17173 Business as if they were employees of the Company from the beginning of the period. The fair values of these share awards were determined based on the Company's share price on the grant dates.

A summary of restricted share units to employees of the 17173 Business as of and for the year ended December 31, 2011 is presented below:

Restricted Share Units	Number of Units (in thousands)	Weighted-Average Fair Value
Unvested at January 1, 2011	40	$18.00
Granted	20	17.19
Vested	(10)	18.00
Forfeited	—

Unvested at December 31, 2011	50	17.67

Expected to vest thereafter	50	17.67

Share-based compensation expense relating to these 60,000 Class A restricted share units for the years ended December 31, 2010 and 2011 was $71,000 and $506,000, respectively. As of December 31, 2011, there was $0.5 million of unrecognized compensation expense related to unvested restricted share units. The expense is expected to be recognized over a weighted average period of 1.15 years.

The total fair values of restricted stock units vested on their respective vesting dates during the years ended December 31, 2010 and 2011 were $nil and $150,000, respectively.

Mezzanine Equity	12 Months Ended
Dec. 31, 2011
Mezzanine Equity [Abstract]
Mezzanine Equity

18. MEZZANINE EQUITY

On May 11, 2011, the Company, through Gamease, acquired 68.258% of the equity interests of 7Road and began to consolidate 7Road's financial statements on June 1, 2011.

Mezzanine Equity consists of non-controlling interest in 7Road and a put option pursuant to which the non-controlling shareholders will have the right to put their equity interests in 7Road to the Company at a pre-determined price if 7Road achieves specified performance milestones in the coming three years and certain circumstances occur. The put option will expire in 2014. Since the occurrence of the sale is not solely within the control of the Company, the Company classifies the non-controlling interest as mezzanine equity instead of permanent equity in the Company's consolidated financial statements.

In accordance with ASC subtopic 480-10, the Company calculates, on an accumulative basis from the acquisition date, (i) the amount of accretion that would increase the balance of non-controlling interest to its estimated redemption value over the period from the date of the 7Road acquisition to the earliest redemption date of the non-controlling interest and (ii) the amount of net profit attributable to non-controlling shareholders of 7Road based on their ownership percentage. The carrying value of the non-controlling interest as mezzanine equity will be adjusted by an accumulative amount equal to the higher of (i) and (ii).

As of December 31, 2011, the estimated redemption value of the mezzanine equity was approximately $67.2 million based on the Company's expectation as to 7Road's financial performance. For the year ended December 31, 2011, the accretion charge was $2.6 million, and was recorded as net income attributable to the mezzanine classified non-controlling interest shareholders in the statements of comprehensive income.

Taxation	12 Months Ended
Dec. 31, 2011
Taxation [Abstract]
Taxation

19. TAXATION

a. Business tax and related Surcharges

The Group is subject to a 5% business tax and 0.5% related surcharges for city construction and education on revenues from MMOG operations in the PRC. There is an additional culture construction fee surcharge of 3% on revenues from the online advertising and cinema advertising businesses. Business tax and the related surcharges are recognized when the revenue is earned.

b. VAT

Effective 2008, in addition to business tax and related surcharges, the Group is subject to VAT at an effective rate of 3% for the revenues from intra group software sales in the PRC. In 2011, with the consolidation of 7Road, the Web-based game revenues of 7Road in the PRC were also subject to VAT at an effective rate of 3%.

c. Income tax

Cayman Islands

Under the current tax laws of the Cayman Islands, the Company is not subject to tax on its income or capital gains. In addition, upon payment of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

Entities incorporated in Hong Kong are subject to taxes in Hong Kong at 16.5% for each of the years ended December 31, 2009, 2010 and 2011.

China

The Company's subsidiaries and VIEs in China are governed by the Corporate Income Tax Law ("CIT Law"), which became effective on January 1, 2008. Pursuant to the CIT Law and its implementation rules, enterprises in China are generally subjected to tax at a statutory rate of 25%, certain High and New Technology Enterprises are entitled to a favorable statutory tax rate of 15%, and Software Enterprises can enjoy an income tax exemption for two years beginning with their first profitable year and a 50% tax reduction to a rate of 12.5% for the subsequent three years. Both AmazGame and Gamease are qualified as software enterprises and were subject to a 50% tax reduction to a rate of 12.5% from fiscal year 2009 to fiscal year 2011. Commencing in 2012, both AmazGame and Gamease, which were recently approved as High and New Technology Enterprises, will enjoy a preferential income tax rate of 15%. Gamespace, Guanyou Gamespace, ICE Information and Shanghai ICE have been qualified as "software enterprises" and will be entitled to an income tax exemption for two years beginning with their first profitable year and a 50% tax reduction for the subsequent three years. 7Road is qualified as a software enterprise and was entitled to an income tax exemption for fiscal year 2009 and 2010 and a 50% tax reduction to a rate of 12.5% for the subsequent three years.

The license fees and royalties received from licensees in various jurisdictions outside of the PRC are subject to foreign withholding taxes. The Group recognizes such foreign withholding taxes as income tax expense when the related license fee and royalty revenue is recognized.

Under the CIT Law and its implementation rules, the profits of a foreign invested enterprise arising in 2008 and onwards which are distributed to its immediate holding company outside the PRC will be subject to a withholding tax rate of 10%. A lower withholding tax rate will be applied if there is a tax treaty between the PRC and the jurisdiction of the foreign holding company. A holding company in Hong Kong, for example, will be subject to a 5% withholding tax rate under the Arrangement Between the PRC and the Hong Kong Special Administrative Region on the Avoidance of Double Taxation and Prevention of Fiscal Evasion with Respect to Taxes on Income and Capital (the "China-HK Tax Arrangement") if such holding companies is considered a non-PRC resident enterprises and holds at least 25% of the equity interests in the PRC foreign invested enterprise distributing the dividends, subject to approval of the PRC local tax authority. However, if the Hong Kong holding company is not considered to be the beneficial owner of such dividends under applicable PRC tax regulations, such dividend may remain subject to withholding tax rate of 10%.

On October 27, 2009, the PRC State Administration of Taxation issued Circular 601, which provides guidance on determining whether an enterprise is a beneficial owner under China's tax treaties and tax arrangements. If any of the Company's Hong Kong subsidiaries is, in the light of Circular 601, to be considered a non-beneficial owner for purpose of the China-HK Tax Arrangement, any dividends paid to it by any of the Company's PRC subsidiaries would not qualify for the preferential dividend withholding tax rate of 5%, but rather would be subject to the usual New CIT Law rate of 10%.

The Company does not have a plan to distribute to their immediate foreign holding companies any profit of its foreign invested enterprises arising in the year 2011 or beyond and intends to maintain such cash onshore to reinvest in its PRC operations.

For the years ended December 31, 2009, 2010 and 2011, the Company did not have any material interest or penalties associated with tax positions nor did the Company have any significant unrecognized uncertain tax positions.

Composition of income tax expense

The current and deferred portions of income tax expense included in the consolidated statements of comprehensive income are as follows:

	For the year ended December 31, (in thousands)
	2009 (As restated)	2010 (As restated)	2011
Income before income tax expenses	$186,423	$224,673	$291,594
Loss from foreign entities	(17,425)	(17,949)	(13,211)
Income from PRC entities	203,848	242,622	304,805
Current income tax expense	24,522	30,074	43,548
Deferred tax	(1,262)	(1,051)	(1,462)

Income tax expenses applicable to PRC entities	23,260	29,023	42,086

Foreign withholding tax expense	945	967	1,494

Income tax expense	$24,205	$29,990	$43,580

Reconciliation between the statutory CIT rate and the Group's effective tax rate is as follows:

	For the year ended December 31,
	2009 (As restated)	2010 (As restated)	2011
Statutory CIT rate	25.0%	25.0%	25.0%
Effect of tax holidays	(13.7)%	(14.2)%	(16.1)%
Effect of withholding taxes	0.5%	0.4%	0.5%
Changes in valuation allowance	(0.4)%	2.2%	3.2%
Other permanent book-tax differences	1.6%	(0.1)%	2.3%

Effective CIT rate	13.0%	13.3%	14.9%

The combined effects of the income tax expense exemption and reduction available to the Group are as follows (in thousands, except per share data):

	For the year ended December 31,
	2009 (As restated)	2010 (As restated)	2011
Tax holiday effect	$25,485	$31,819	$46,910
Basic earnings per share	$0.25	$0.31	$0.45

d. Deferred tax assets and liabilities

Significant components of the Group's deferred tax assets consist of the following:

	As of December 31, (in thousands)
	2010 (As restated)	2011
Deferred tax assets
Net operating loss from operations	$6,750	$15,516
Intangible assets	3,782	3,239
Accrued salary and benefits	2,494	3,670
Others	1,817	2,561

Total deferred tax assets	14,843	24,986
Less: Valuation allowance	(12,110)	(21,381)

Net deferred tax assets	$2,733	$3,605

Net deferred tax liabilities	$243	$5,146

As of December 31, 2010 and 2011, the Group has made a valuation allowance against its deferred tax assets to the extent such deferred tax assets are not expected to be realized by certain subsidiaries and VIEs. The Group evaluated a variety of factors in determining the amount of the valuation allowance, including the Group's limited operating history and uncertainty as to the success of the Group's businesses due to intense competition in the industries in which the Group operates its businesses.

China Contribution Plan	12 Months Ended
Dec. 31, 2011
China Contribution Plan [Abstract]
China Contribution Plan

20. CHINA CONTRIBUTION PLAN

The Company's subsidiaries and VIEs in the PRC participate in a government-mandated multi-employer defined contribution plan pursuant to which certain retirement, medical and other welfare benefits are provided to employees. Chinese labor regulations require the Company's subsidiaries and VIEs in the PRC to pay to the local labor bureau a monthly contribution at a stated contribution rate based on the monthly compensation of qualified employees. The relevant local labor bureau is responsible for meeting all retirement benefit obligations; the Group has no further commitments beyond its monthly contribution. During the years ended December 31, 2009, 2010 and 2011, the Group contributed approximately a total of $4,806,000, $9,359,000 and $14,380,000, respectively, to these funds.

Statutory Reserves	12 Months Ended
Dec. 31, 2011
Statutory Reserves [Abstract]
Statutory Reserves

21. STATUTORY RESERVES

The Company's China-based subsidiaries and VIEs are required to make appropriations to certain non-distributable reserve funds.

Pursuant to the China Foreign Investment Enterprises laws, some of the Company's China-based subsidiaries, which are called wholly foreign-owned enterprises ("WFOEs"), have to make appropriations from their after-tax profit as determined under generally accepted accounting principles in the PRC (the "after-tax-profit under PRC GAAP") to non-distributable reserve funds, including (i) general reserve fund, (ii) enterprise expansion fund, and (iii) staff bonus and welfare fund. Each year, at least 10% of the after-tax-profit under PRC GAAP is required to be set aside as general reserve fund until such appropriations for the fund equal 50% of the paid-in capital of the applicable entity. The appropriation for the other two reserve funds is at the Company's discretion as determined by the Board of Directors of each entity.

Pursuant to the China Company Laws, some of the Company's China-based subsidiaries, which are called domestically funded enterprises, as well as the Company's VIEs, have to make appropriations from their after-tax-profit under PRC GAAP to non-distributable reserve funds, including a statutory surplus fund and a discretionary surplus fund. Each year, at least 10% of the after-tax-profit under PRC GAAP is required to be set aside as a statutory surplus fund until such appropriations for the fund equal 50% of the registered capital of the applicable entity. The appropriation for the discretionary surplus fund is at the Company's discretion as determined by the Board of Directors of each entity.

Upon certain regulatory approvals and subject to certain limitations, the general reserve fund and the statutory surplus fund can be used to offset prior year losses, if any, and can be converted into paid-in capital of the applicable entity.

For the years ended December 31, 2009, 2010 and 2011, profit appropriation to the statutory surplus fund was approximately $nil, $nil and $3.6 million, respectively, and there was no profit appropriation to the general reserve fund for any of those years.

Earnings Per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
Earnings Per Share

22. EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted net income per share for the years indicated (in thousands except per share data):

	For the year ended December 31,
	2009 (As restated)	2010 (As restated)	2011
Numerator:
Net income attributable to Changyou.com Limited	$162,218	$194,683	$245,456
Numerator for basic earnings per share	162,218	194,683	245,456
Numerator for diluted earnings per share	162,218	194,683	245,456
Denominator:
Weighted average number of ordinary shares outstanding—basic	100,728	103,792	104,854
Dilutive effect of restricted share units	2,323	2,447	1,746

Weighted average number of ordinary shares outstanding—diluted	$103,051	$106,239	$106,600

Basic net income per share	$1.61	$1.88	$2.34
Diluted net income per share	$1.57	$1.83	$2.30

Segment Information	12 Months Ended
Dec. 31, 2011
Segment Information [Abstract]
Segment Information

23. SEGMENT INFORMATION

The Group has determined that it currently operates in the following principal reportable segments: (1) online game and (2) online advertising. Others consists of cinema advertising only.

Year Ended December 31, 2011 (in thousands)
	Online Game	Online Advertising	Others	Eliminations and adjustments	Consolidated
Revenues(1)	$435,512	$44,981	$10,853	$(6,770)	$484,576
Segment cost of revenues	49,735	3,764	13,783	—	67,282
SBC (2) in cost of revenues	102	128	—	—	230

Total cost of revenues	49,837	3,892	13,783	—	67,512

Gross profit (loss)	385,675	41,089	(2,930)	(6,770)	417,064

Operating expenses:
Product development	47,234	2,139	466	—	49,839
Sales and marketing	48,241	2,015	5,447	(6,770)	48,933
General and administrative	23,149	2,394	1,613	—	27,156
Goodwill impairment and impairment of acquired intangibles via acquisition of businesses	—	—	5,420	—	5,420
SBC (2) in operating expenses	5,354	411	—	122	5,887

Total operating expenses	123,978	6,959	12,946	(6,648)	137,235

Operating profit (loss)	261,697	34,130	(15,876)	(122)	279,829
Interest income	11,916	—	17	—	11,933
Foreign currency exchange loss	(618)	—	—	—	(618)
Interest expense	(7)	—	—	—	(7)
Other (expense) income	267	2	188	—	457

Income before income tax expense	273,255	34,132	(15,671)	(122)	291,594
Income tax expense(credit)	40,965	2,732	(117)	—	43,580

Net income	232,290	31,400	(15,554)	(122)	248,014

Less: Net income attributable to the mezzanine classified non-controlling interest	2,558	—	—	—	2,558

Net income attributable to Changyou.com Limited	$229,732	$31,400	$(15,554)	$(122)	$245,456

Year Ended December 31, 2010 (in thousands) (As restated)
	Online Game	Online Advertising	Others	Eliminations and adjustments	Consolidated
Revenues(1)	$327,153	$31,552	$—	$(4,599)	$354,106
Segment cost of revenues	29,658	2,918	—	—	32,576
SBC (2) in cost of revenues	194	236	—	—	430

Total cost of revenues	29,852	3,154	—	—	33,006

Gross profit	297,301	28,398	—	(4,599)	321,100

Operating expenses:
Product development	33,519	1,909	—	—	35,428
Sales and marketing	40,782	2,459	—	(4,599)	38,642
General and administrative	13,752	1,708	—	—	15,460
SBC (2) in operating expenses	8,400	717	—	15	9,132

Total operating expenses	96,453	6,793	—	(4,584)	98,662

Operating profit	200,848	21,605	—	(15)	222,438
Interest income	4,194	—	—	—	4,194
Foreign currency exchange loss	(527)	—	—	—	(527)
Interest expense	(39)	—	—	—	(39)
Other (expense)income	(1,394)	1	—	—	(1,393)

Income before income tax expense	203,082	21,606	—	(15)	224,673
Income tax expense	28,178	1,812	—	—	29,990

Net income	$174,904	$19,794	$—	$(15)	$194,683

Year Ended December 31, 2009 (in thousands) (As restated)
	Online Game	Online Advertising	Others	Eliminations and adjustments	Consolidated
Revenues(1)	$267,585	$26,525	$—	$(5,908)	$288,202
Segment cost of revenues	17,194	2,399	—	—	19,593
SBC (2) in cost of revenues	324	32	—	—	356

Total cost of revenues	17,518	2,431	—	—	19,949

Gross profit	250,067	24,094	—	(5,908)	268,253

Operating expenses:
Product development	19,949	1,496	—	—	21,445
Sales and marketing	39,787	2,165	—	(5,908)	36,044
General and administrative	13,347	1,287	—	—	14,634
SBC (2) in operating expenses	13,077	64	—	—	13,141

Total operating expenses	86,160	5,012	—	(5,908)	85,264

Operating profit	163,907	19,082	—	—	182,989
Interest income	3,391	—	—	—	3,391
Foreign currency exchange loss	(12)	—	—	—	(12)
Interest expense	(104)	—	—	—	(104)
Other income	158	1	—	—	159

Income before income tax expense	167,340	19,083	—	—	186,423
Income tax expense	22,656	1,549	—	—	24,205

Net income	$144,684	$17,534	$—	$—	$162,218

Note (1):	The intercompany elimination for segment revenues mainly consists of sales and marketing services provided by the online advertising segment to the online game segment.
Note (2):	"SBC" stands for share-based compensation expense.

	As of December 31, 2011 (in thousands)
	Online Game	Online Advertising	Others	Intercompany Eliminations	Consolidated
Cash and cash equivalents	$326,961	$—	$3,450	$—	$330,411
Accounts receivable, net	7,744	—	3,582	—	11,326
Fixed assets, net	65,266	2,737	391	—	68,394
Intangible assets, net	36,508	632	11,301	—	48,441
Goodwill	116,731	17,885	—	—	134,616

Total assets (1)	$729,813	$21,788	$18,803	$(17,331)	$753,073

	As of December 31, 2010 (in thousands) (As restated)
	Online Game	Online Advertising	Others	Intercompany Eliminations	Consolidated
Cash and cash equivalents	$350,957	$70	$—	$—	$351,027
Accounts receivable, net	1,464	5,279	—	—	6,743
Fixed assets, net	53,659	982	—	—	54,641
Intangible assets, net	7,251	728	—	—	7,979
Goodwill	10,258	17,885	—	—	28,143

Total assets (1)	$502,512	$26,162	$—	$(301)	$528,373

Note (1):	The intercompany elimination for segment assets mainly consists of an operating funds loan to and long term investment in the others.

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions

24. RELATED PARTY TRANSACTIONS

The table below sets forth major related parties and their relationships with the Group.

Company name	Relationship with the Group
Sohu	Under common control of Sohu.com
Zhou You	An equity investee of the Company
Jin Dian	A controlled company by a member of board

On December 15, 2011, the Group completed the acquisition from Sohu of certain assets and business operations associated with the 17173 Business for fixed cash consideration of approximately $162.5 million. Under the acquisition agreement, the net profit of $1.3 million generated from the Group's operation of the 17173 Business during the Transition Period from December 16, 2011 through December 31, 2011, was for the benefit of Sohu. The Company accounted for this $1.3 million as part of the consideration for the acquisition. See Note 6—BUSINESS COMBINATIONS—Acquisition of the 17173 Business".

On November 29, 2011, the Group and Sohu separately entered into a services agreement and an online links and advertising agreement (together, the "Services and Advertising Agreements"), pursuant to which Sohu provide links and advertising space and technical support to the Group, including the provision and maintenance of user log-in, information management and virtual currency payment systems of the 17173 Business. The Services and Advertising Agreements provide for a term of twenty-five years for the virtual currency payment system services, and an initial term of three years for all the other relevant services and links and advertising space, and involve aggregate fees to Sohu of approximately $30 million. Under the Services and Advertising Agreements, the Group may renew certain rights for a subsequent term of twenty-two years, and may obtain a perpetual software license in respect of the information management system and the user log-in system following the expiration of the three-year term, subject to the Group's payment to Sohu of additional fees of up to approximately $5 million in the aggregate.

During the years ended December 31, 2009, 2010 and 2011, significant related party transactions were as follows:

	For the year ended December 31, (in thousands)
Transactions with Sohu	2009 (As restated)	2010 (As restated)	2011
Services provided by Sohu
Sales and marketing services provided by Sohu (including related party transactions between the 17173 Business and Sohu of $1,208, $1,219, and $1,151, respectively)	$15,394	$7,459	$6,002
Corporate expenses (including related party transactions between the 17173 Business and Sohu of $886, $1,411, and $1,483, respectively)	1,029	1,486	1,483
Other service provided by Sohu (including related party transactions between the 17173 Business and Sohu of $16, $22, and $37, respectively)	29	22	37
Interest expense for short-term loan from Sohu	104	—	—

Related to 17173 acquisition
Acquisition of the 17173 Business from Sohu	—	—	163,784

	For the year ended December 31, (in thousands)
Transactions with Jin Dian	2009 (As restated)	2010 (As restated)	2011
Advertising slots provided by Shi Dai Jin Dian Cinema Investing Co., Ltd, or Jin Dian	$—	$—	$763

	For the year ended December 31, (in thousands)
Transactions with Zhou You	2009 (As restated)	2010 (As restated)	2011
Royalty fees to Zhou You for a licensed game	$—	$906	$—

As of December 31, 2009, 2010 and 2011, the amounts due to related parties were as follows:

	As of December 31, (in thousands)
	2009 (As restated)	2010 (As restated)	2011
Due to Sohu (2009, 2010 and 2011, mainly arising from expenses charged from Sohu for sales and marketing services)	$5,046	$5,155	$4,962
Notes payable to Sohu	—	—	16,007
Due to Jin Dian	—	—	2,354
Due to Zhou You (royalty fees payable to Zhou You)	—	453	476

On December 15, 2011, the Group issued a promissory note to Sohu with a principal amount of $16 million to settle part of the consideration for the Group's acquisition of the 17173 Business. The promissory note bears interest of 1% per annum and is repayable within one year.

As of December 31, 2009, 2010 and 2011, amounts due from related parties were as follows:

	As of December 31, (in thousands)
	2009 (As restated)	2010 (As restated)	2011
Due from Sohu (mainly arising from customer advances collected by Sohu on behalf of the Group)	$340	$312	$—
Shareholder loan to Shanghai Jingmao	—	4,983	—

The transactions are measured at the amount of consideration established and agreed to by the related parties, which approximates amounts charged to third parties. Allocations from Sohu are based on a variety of factors and are dependent on the nature of the expenses being allocated. These balances are interest free and settleable on demand.

Shareholder loan to Shanghai Jingmao of $5.0 million consisted of interest-free advances for working capital purposes. At the end of January 2011, the Group acquired the remaining 50% of the equity interests in each of Shanghai Jingmao and its affiliate. With control of 100% of the voting equity interests of Shanghai Jingmao and its affiliate, the Company started to consolidate Shanghai Jingmao and its affiliate's financial statements on February 1, 2011.

Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies

25. COMMITMENTS AND CONTINGENCIES

The Group has future rental commitments related to its bandwidth leasing charges, office rental, the Services and Advertising Agreements with Sohu and certain other services as follows:

	Bandwidth leasing (in thousands)	Office rental (in thousands)	Services and Advertising Agreements with Sohu (in thousands)	Others (in thousands)
2012	$3,697	$5,092	$30,000	$758
2013	—	3,276	—	196
2014	—	1,099	—	73
2015 and thereafter	—	—	—	29

Total minimum payments required	$3,697	$9,467	$30,000	$1,056

Rental expenses, including bandwidth leasing charges and office rental, were approximately $6.2 million, $8.4 million, and $17.7 million, respectively, for the years ended December 31, 2009, 2010 and 2011 and were charged to the statement of comprehensive income as incurred.

The Group estimated the future capital commitments related to purchase fees of online games developed by third-parties and construction of office building constructed by a third-party as follows:

	Purchase fees of game developed by third-parties (in thousands)	Office building constructed by a third-party (in thousands)
2012	$1,744	$32,448
2013	—	—
2014 and thereafter	—	—

Total minimum payments required	$1,744	$32,448

Amortization expenses related to license fees of online games for the years ended December 31, 2009, 2010 and 2011 were approximately $250,000, $641,000 and $1,944,000, respectively.

The Group did not have any other significant capital and other commitments or guarantees as of December 31, 2011.

The Group did not have any material interest or penalties associated with tax positions nor did the Company have any significant unrecognized uncertain tax positions as of December 31, 2011.

The Group is not currently a party to any legal proceeding, investigation or claim which, in the opinion of the Group's management, is likely to have a material adverse effect on the business, financial condition or results of operations.

The Group has not recorded any legal contingencies as of December 31, 2011.

Restricted Net Assets	12 Months Ended
Dec. 31, 2011
Restricted Net Assets [Abstract]
Restricted Net Assets

26. RESTRICTED NET ASSETS

Relevant PRC laws and regulations permit payment of dividends by PRC-based operating entities, such as AmazGame, Gamease (including 7Road), Guanyou, Guanyou Gamespace, Yan Fan Jing He, ICE Information and Shanghai ICE, only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. In addition, a PRC-based operating entity is required to annually appropriate 10% of net after-tax income to the statutory surplus reserve fund (see Note 21) prior to payment of any dividends, unless such reserve funds have reached 50% of the entity's registered capital. As a result of these and other restrictions under PRC laws and regulations, PRC-based operating entities are restricted in their ability to transfer a portion of their net assets to the Company either in the form of dividends, loans or advances. Even though the Company currently does not require any such dividends, loans or advances from PRC-based operating entities for working capital and other funding purposes, the Company may in the future require additional cash resources from PRC-based operating entities due to changes in business conditions, to fund future acquisitions and development, or to declare and pay dividends to or distribution to its shareholders.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

27. SUBSEQUENT EVENTS

The Company has performed an evaluation of subsequent events through February 28, 2012, which is the date the financial statements were issued, with no material events or transactions needing recognition or disclosure found.

Additional Information-Condensed Financial Statements	12 Months Ended
Dec. 31, 2011
Additional Information-Condensed Financial Statements [Abstract]
Additional Information-Condensed Financial Statements

28. ADDITIONAL INFORMATION—CONDENSED FINANCIAL STATEMENTS

The condensed financial statements of Changyou.com Limited have been prepared in accordance with SEC Regulation S-X Rule 5-04 and Rule 12-04.

The Company records its investments in subsidiaries under the equity method of accounting. Such investments and long-term loans to subsidiaries are presented on the balance sheet as "Interests in subsidiaries and variable interest entities" and the profit of the subsidiaries is presented as "Share of profit of subsidiaries and variable interest entities" in the statement of comprehensive income.

For the VIEs, where the Company is the primary beneficiary, the amount of the Company's investment is included in the balance sheet as "Interests in subsidiaries and variable interest entities" and the profit or loss of the VIEs is included in "Share of profit of subsidiaries and variable interest entities" in the statement of comprehensive income.

The footnote disclosures contain supplemental information relating to the operations of the Company and, as such, these financial statements should be read in conjunction with the notes to the Consolidated Financial Statements of the Company. Certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted.

As of December 31, 2010 and 2011, there were no material contingencies, significant provisions for long-term obligations, or guarantees of the Company, except for those, if any, which have been separately disclosed in the consolidated financial statements.

Financial information of Changyou.com Limited

Condensed Balance Sheets

(In thousands, except par value)

	As of December 31,
	2010 (As restated)	2011
	US$	US$
Assets
Current assets:
Cash and bank deposits	24,614	9,663
Prepaid and other current assets	64	52
Due from Sohu	30	—

Total current assets	24,708	9,715
Interests in subsidiaries and variable interest entities	403,315	505,628

Total assets	428,023	515,343

Liabilities and shareholders' equity
Accrued liabilities	517	482

Total liabilities	517	482

Shareholders' equity
Class A ordinary shares par value $0.01, 200,000 authorized; 19,428 and 20,733 issued and outstanding as of December 31, 2010 and 2011, respectively	194	207
Class B ordinary shares par value $0.01, 97,740 authorized; 84,650 and 84,290 issued and outstanding as of December 31, 2010 and 2011, respectively	847	843
Additional paid-in capital	83,609	78,128
Statutory reserves	5,748	9,351
Retained earnings	324,227	391,584
Accumulated other comprehensive income	12,881	34,748

Total shareholders' equity	427,506	514,861

Total liabilities and shareholders' equity	428,023	515,343

Financial information of Changyou.com Limited

Condensed Statements of Comprehensive Income

(In thousands)

	For the year ended December 31,
	2009 (As restated)	2010 (As restated)	2011
	US$	US$	US$
Operating expenses:
General and administrative	1,788	2,039	1,969

Total operating expenses	1,788	2,039	1,969

Operating loss	(1,788)	(2,039)	(1,969)
Share of profit of subsidiaries and variable interest entities	164,110	196,683	247,399
Interest (expense) income	(104)	39	26

Income before income tax expense	162,218	194,683	245,456

Net income	162,218	194,683	245,456
Other comprehensive income: Foreign currency translation adjustment	151	10,291	21,867

Comprehensive income	162,369	204,974	267,323

Condensed Statement of Cash Flows

(In thousands)

	For the year ended December 31,
	2009 (As restated)	2010 (As restated)	2011
	US$	US$	US$
Net cash used in operating activities	(1,494)	(1,861)	(1,937)
Cash flows from investing activities:
Dividend received from subsidiaries*	87,800	—	—
Other cash paid relating to investing activities	—	(9,940)	(13,014)

Net cash provided by (used in) investing activities	87,800	(9,940)	(13,014)
Cash flows from financing activities:
Repayment of short-term loan from Sohu	(8,450)	—	—
Issuance of ordinary shares	55,845	—	—
Dividend paid to Sohu	(96,800)	—	—
Other proceeds relating to financing activities	1,087	—	—
Other cash payments relating to financing activities	(1,574)	—	—

Net cash used in financing activities	(49,892)	—	—

Net increase (decrease) in cash and cash equivalents	36,414	(11,801)	(14,951)

Cash and cash equivalents at beginning of year	1	36,415	24,614

Cash and cash equivalents at end of year	36,415	24,614	9,663

*	Cash dividend received from Changyou HK.

Additional Information-Restated Financial Statements	12 Months Ended
Dec. 31, 2011
Additional Information-Restated Financial Statements [Abstract]
Additional Information-Restated Financial Statements

29. ADDITIONAL INFORMATION—RESTATED FINANCIAL STATEMENTS

On December 15, 2011, the Group completed the acquisition from Sohu of certain assets and business operations associated with the 17173 Business for fixed cash consideration of approximately $162.5 million. Under the acquisition agreement, the net profit of $1.3 million generated from the Group's operation of the 17173 Business during the Transition Period from December 16, 2011 through December 31, 2011 was for the benefit of Sohu. The Company accounted for this $1.3 million as part of the consideration for the acquisition. See Note 6 – "BUSINESS COMBINATIONS –Acquisition of the 17173 Business" and Note 24 – "RELATED PARTY TRANSACTIONS." Because Changyou and the 17173 Business are under common control by Sohu, in accordance with ASC subtopic 805-50 subtopic the Company's consolidated financial statements for the years ended December 31, 2009, 2010 and 2011 have been prepared as if the current corporate structure had been in existence throughout the periods presented and the Company's consolidated financial statements for the years ended December 31, 2009 and 2010 have been restated accordingly.

CHANGYOU.COM LIMITED

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEAR ENDED DECEMBER 31, 2011

(In thousands, except per share or per ADS data)

	For the Year Ended December 31, 2011
	Changyou Standalone	17173	Eliminations and adjustments	Consolidated
	US$	US$	US$	US$
Revenues:
Online game	435,512	—	—	435,512
Online advertising	—	44,981	(6,770)	38,211
Others	10,853	—	—	10,853

Total revenues	446,365	44,981	(6,770)	484,576
Cost of revenues:
Online game	49,837	—	—	49,837
Online advertising	—	3,892	—	3,892
Others	13,783	—	—	13,783

Total cost of revenues	63,620	3,892	—	67,512

Gross profit	382,745	41,089	(6,770)	417,064
Operating expenses:
Product development	50,059	2,179	—	52,238
Sales and marketing	54,337	2,204	(6,648)	49,893
General and administrative	27,108	2,576	—	29,684
Goodwill impairment and impairment of acquired intangibles via acquisition of businesses	5,420	—	—	5,420

Total operating expenses	136,924	6,959	(6,648)	137,235

Operating profit	245,821	34,130	(122)	279,829
Interest income	11,933	—	—	11,933
Foreign currency exchange loss	(618)	—	—	(618)
Interest expense	(7)	—	—	(7)
Other income	455	2	—	457

Income before income tax expense	257,584	34,132	(122)	291,594
Income tax expense	40,848	2,732	—	43,580

Net income	216,736	31,400	(122)	248,014
Less: Net income attributable to the mezzanine classified non-controlling interest	2,558	—	—	2,558

Net income attributable to Changyou.com Limited	214,178	31,400	(122)	245,456

Net income	216,736	31,400	(122)	248,014
Other comprehensive income: Foreign currency translation adjustment	21,867	—	—	21,867

Comprehensive income	238,603	31,400	(122)	269,881
Comprehensive income attributable to the mezzanine classified non-controlling interest	2,558	—	—	2,558

Comprehensive income attributable to Changyou.com Limited	236,045	31,400	(122)	267,323

Basic net income per share	2.04			2.34
Diluted net income per share	2.01			2.30
Basic net income per ADS	4.09			4.68
Diluted net income per ADS	4.02			4.61
Weighted average number of ordinary shares outstanding, basic	104,854			104,854
Weighted average number of ordinary shares outstanding, diluted	106,602			106,600
Weighted average number of ADS outstanding, basic	52,427			52,427
Weighted average number of ADS outstanding, diluted	53,301			53,300
Total share-based compensation cost included in:
Cost of revenues	102	128	—	230
Product development	2,359	40	—	2,399
Sales and marketing	649	189	122	960
General and administrative	2,346	182	—	2,528

CHANGYOU.COM LIMITED

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEAR ENDED DECEMBER 31, 2010

(In thousands, except per share or per ADS data)

	For the Year Ended December 31, 2010
	Changyou Standalone	17173	Eliminations and adjustments	Consolidated
	US$	US$	US$	US$
Revenues:
Online game	327,153	—	—	327,153
Online advertising	—	31,552	(4,599)	26,953

Total revenues	327,153	31,552	(4,599)	354,106
Cost of revenues:
Online game	29,852	—	—	29,852
Online advertising	—	3,154	—	3,154

Total cost of revenues	29,852	3,154	—	33,006

Gross profit	297,301	28,398	(4,599)	321,100
Operating expenses:
Product development	37,918	1,975	—	39,893
Sales and marketing	41,002	2,793	(4,584)	39,211
General and administrative	17,533	2,025	—	19,558

Total operating expenses	96,453	6,793	(4,584)	98,662

Operating profit	200,848	21,605	(15)	222,438
Interest income	4,194	—	—	4,194
Foreign currency exchange loss	(527)	—	—	(527)
Interest expense	(39)	—	—	(39)
Other (expense) income	(1,394)	1	—	(1,393)

Income before income tax expense	203,082	21,606	(15)	224,673
Income tax expense	28,178	1,812	—	29,990

Net income	174,904	19,794	(15)	194,683

Net income	174,904	19,794	(15)	194,683
Other comprehensive income: Foreign currency translation adjustment	9,998	293	—	10,291

Comprehensive income	184,902	20,087	(15)	204,974

Basic net income per share	1.69			1.88
Diluted net income per share	1.65			1.83
Basic net income per ADS	3.37			3.75
Diluted net income per ADS	3.29			3.66
Weighted average number of ordinary shares outstanding, basic	103,792			103,792
Weighted average number of ordinary shares outstanding, diluted	106,241			106,239
Weighted average number of ADS outstanding, basic	51,896			51,896
Weighted average number of ADS outstanding, diluted	53,121			53,120
Total share-based compensation cost included in:
Cost of revenues	194	236	—	430
Product development	4,399	66	—	4,465
Sales and marketing	220	334	15	569
General and administrative	3,781	317	—	4,098

CHANGYOU.COM LIMITED

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEAR ENDED DECEMBER 31, 2009

(In thousands, except per share or per ADS data)

	For the Year Ended December 31, 2009
	Changyou Standalone	17173	Eliminations and adjustments	Consolidated
	US$	US$	US$	US$
Revenues:
Online game	267,585	—	—	267,585
Online advertising	—	26,525	(5,908)	20,617

Total revenues	267,585	26,525	(5,908)	288,202
Cost of revenues:
Online game	17,518	—	—	17,518
Online advertising	—	2,431	—	2,431

Total cost of revenues	17,518	2,431	—	19,949

Gross profit	250,067	24,094	(5,908)	268,253
Operating expenses:
Product development	27,353	1,511	—	28,864
Sales and marketing	40,048	2,208	(5,908)	36,348
General and administrative	18,759	1,293	—	20,052

Total operating expenses	86,160	5,012	(5,908)	85,264

Operating profit	163,907	19,082	—	182,989
Interest income	3,391	—	—	3,391
Foreign currency exchange loss	(12)	—	—	(12)
Interest expense	(104)	—	—	(104)
Other income	158	1	—	159

Income before income tax expense	167,340	19,083	—	186,423
Income tax expense	22,656	1,549	—	24,205

Net income	144,684	17,534	—	162,218

Net income	144,684	17,534	—	162,218
Other comprehensive income: Foreign currency translation adjustment	147	4	—	151

Comprehensive income	144,831	17,538	—	162,369

Basic net income per share	1.44			1.61
Diluted net income per share	1.40			1.57
Basic net income per ADS	2.87			3.22
Diluted net income per ADS	2.81			3.15
Weighted average number of ordinary shares outstanding, basic	100,728			100,728
Weighted average number of ordinary shares outstanding, diluted	103,051			103,051
Weighted average number of ADS outstanding, basic	50,364			50,364
Weighted average number of ADS outstanding, diluted	51,526			51,526
Total share-based compensation cost included in:
Cost of revenues	324	32	—	356
Product development	7,404	15	—	7,419
Sales and marketing	261	43	—	304
General and administrative	5,412	6	—	5,418